SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

_______________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

_______________________________

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EMAGIN CORPORATION

______________________________________________________________________________________

(Name of Registrant as Specified In Its Charter)

______________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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eMagin Corporation

2019

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

_______________________

December 5, 2019

at 9:00 a.m. Eastern Time

_______________________

100 Northern Avenue

Boston,  MA 02210

eMagin Corporation

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 5, 2019

The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of eMagin Corporation (“eMagin” or the “Company”) will be held at the offices of Goodwin Procter LLP at 100 Northern Avenue,  Boston, MA 02210, on Thursday, December 5, 2019 at 9:00 a.m. Eastern Time, to consider the following proposals:

1.To elect the six director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.To ratify the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019;

3.To approve a potential amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock at a ratio within the range of [1-for-XX to 1-for-XX], such ratio to be determined in the sole discretion of the Company’s Board of Directors;

4.To approve the Company’s 2019 Employee and Consultant Stock Option and Incentive Plan;

5.To approve the Company’s 2019 Non-Employee Director Stock Option and Incentive Plan;

6.To conduct a non-binding, advisory vote to approve the compensation of our named executive officers; and

7.To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTE AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote “FOR” Proposals 1 –6.   A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting. If you plan to attend the Annual Meeting in person, please be sure to bring valid photo identification such as your driver’s license or passport.  Please also note that if you are a street name holder, you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your brokerage firm, bank or other nominee holder, or other similar evidence of ownership for admittance to the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please vote promptly to ensure that your shares will be represented at the meeting.

In accordance with “notice and access” rules of the Securities and Exchange Commission, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most of our stockholders will not receive paper copies of our proxy materials. Instead, on or about October [__], 2019, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) with instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe the “notice and access” rules make the proxy distribution process more efficient, less costly, and help in conserving natural resources.

Whether or not you expect to attend the meeting in person, please submit voting instructions for your shares promptly using the directions on your Notice, or, if you elected to receive printed proxy materials by mail, your proxy card. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee holder and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 5, 2019.  The Proxy Statement,  our 2018 Annual Report on Form 10-K to Stockholders and Amendment No. 1 to the  2018 Annual Report on Form 10-K/A are available at: http://www.cstproxy.com/emagin/2019.

By Order of the Board of Directors

/s/ Jill J. Wittels
Jill J. Wittels
October [___], 2019	Chair of the Board of Directors

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

eMagin Corporation

700 South Drive, Suite 201

Hopewell Junction, NY 12533

(845) 838-7900

_____________________

PROXY STATEMENT

_____________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of eMagin Corporation (“eMagin” or the “Company”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) which will be held at the offices of Goodwin Procter LLP at 100 Northern Avenue, Boston,  MA 02210 on Thursday, December 5, 2019, at 9:00 a.m. Eastern Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about October [___], 2019.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by (1) attending the Annual Meeting and voting the shares of stock in person, (2) by delivering to the Chief Financial Officer of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or, if you requested printed proxy materials, a later-dated, properly executed proxy, (3) timely voting again by telephone, or (4) timely submitting new voting instructions over the Internet. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. The Company has engaged The Proxy Advisory Group, LLC®, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $12,000 in the aggregate.  This solicitation of proxies is being made by the Company, which will bear all costs associated with the mailing of this Proxy Statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on October 17, 2019, will be entitled to receive notice of, attend and vote at the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

eMagin Corporation has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting of Stockholders to be held on December 5, 2019, at 9:00 a.m. local time at the offices of Goodwin Procter LLP at 100 Northern Avenue, Boston, MA 02210.   These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are first furnishing our proxy materials on or about October [___], 2019 to all stockholders of record entitled to vote at the Annual Meeting.

What is included in these materials?

These materials, which are available on the internet at: http://www.cstproxy.com/emagin/2019, include:

•this Proxy Statement for the Annual Meeting;

•the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2018; and

•if you requested printed versions of these materials by mail, the proxy card or vote instructions for the Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint Andrew G. Sculley, our Chief Executive Officer, and Jeffrey P. Lucas, our President and Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of six persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) ratification of the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019; (iii) to approve a potential amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock at a ratio within the range of [1-for-XX to 1-for-XX], such ratio to be determined in the sole discretion of the Company’s Board of Directors; (iv) to approve the Company’s 2019 Employee and Consultant Stock Option and Incentive Plan; (v) to approve the Company’s 2019 Non-Employee Director Stock Option and Incentive Plan; and (vi) a non-binding, advisory vote to approve the compensation of our named executive officers.  In addition, management will report on the performance of the Company during fiscal year 2018 and respond to questions from stockholders.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock and Series B Convertible Preferred Stock (on an as-converted basis with the common stock) issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were [49,173,773] shares of eMagin common stock and 5,659 shares of Series B Convertible Preferred Stock, convertible into 7,545,333 shares of common stock, issued and outstanding. Each share of Series B Convertible Preferred Stock is entitled to voting rights equal to the number of shares of common stock issuable upon conversion of the Series B Convertible Preferred Stock. Thus, the presence of the holders of common stock and Series B Convertible Preferred Stock (on an as-converted basis with the common stock) representing at least [28,359,554] votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

In accordance with “notice and access” rules of the Securities and Exchange Commission (the “SEC”), the Company has elected to provide access to its proxy materials over the Internet. Consequently, most stockholders of the Company will not receive paper copies of the proxy materials. Instead, on or about October [__], 2019, the Company expects to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders of record and beneficial owners. The Notice will contain instructions for accessing the proxy materials, including our Proxy Statement. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

How can I get electronic access to the proxy materials?

The Notice provides you with instructions regarding how to:

•view the Company’s proxy materials for the Annual Meeting on the Internet;

•request hard copies of the materials; and

•instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the expense of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record

If, on October 17, 2019, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares. As the stockholder of record, you have the right to direct the voting of your shares by following the instructions set forth in the Notice or, if you requested printed proxy materials, by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, please submit voting instructions for your shares promptly using the directions on your Notice, or, if you elected to receive printed proxy materials by mail, your proxy card, to vote by one of the following methods: 1) over the Internet at www.cstproxyvote.com,  2) by telephone by calling 1 (866) 894-0537 or 3) if you elected to receive printed proxy materials by mail, by marking, dating, and signing your proxy card and returning it in the accompanying pre-addressed, postage-paid envelope.

Beneficial Owner of Shares Held in Street Name

If, on October 17, 2019, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote by any of the following methods:

•Via the Internet. You may vote by proxy via the Internet by visiting www.cstproxyvote.com and following the instructions provided in the Notice. The deadline for voting over the Internet is [_____], [__________], 2019 at 11:59 p.m. Eastern Time.

•By Telephone. You may vote by calling 1 (866) 894-0537. Please use a touch-tone telephone to vote your proxy and have your Notice or proxy card available when you call.

•By Mail.  If you requested printed proxy materials, you may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. You should mail your signed proxy card sufficiently in advance for it to be received by [__________], 2019.

•In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive. You must bring valid photo identification such as your driver’s license or passport and may be requested to provide proof of stock ownership as of the record date.

Beneficial Owners of Shares Held in Street Name. If, as of the record date, you are a beneficial owner of shares held in street name, you should have received from your brokerage firm, bank or other nominee holder instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the brokerage firm, bank or other nominee holder. Please follow their instructions carefully. Street name stockholders generally may vote by one of the following methods:

•Via the Internet.  You may vote by proxy via the Internet by following the instruction form provided to you by your brokerage firm, bank or other nominee holder.

•By Telephone.  You may vote by proxy by calling the toll-free number found on the vote instruction form provided to you by your brokerage firm, bank or other nominee holder.

•By Mail.  If you requested printed proxy materials, you may vote by proxy by filling out the vote instruction form and returning it in the envelope provided to you by brokerage firm, bank or other nominee holder.

•In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares prior to the Annual Meeting.  Please contact that organization for instructions regarding obtaining a legal proxy to you.  You must bring valid photo identification such as your driver’s license or passport.  You must also bring proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your bank, broker or other nominee, or other similar evidence of ownership.

What are abstentions and broker non-votes?

While the inspector of elections will treat shares represented by proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed ratification of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 is considered a “routine” matter. Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal. All other matters are considered non-routine matters and, accordingly, brokers do not have discretionary voting power with respect to such matters.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and:

•You indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•you requested printed proxy materials, and you sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019, but cannot vote on non-routine matters, such as the other proposals presented in this Proxy Statement.

What are the Board of Directors’ recommendations?

The Board of Directors’ recommendation is set forth together with the description of each proposal in this Proxy Statement. In summary, the Board of Directors recommends a vote:

•for election of the six directors nominated by the Company to hold office subject to the provisions of the Bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified;

•for ratification of the appointment of RSM US LLP as the Company’s independent auditors for fiscal year 2019;

•for the approval of a potential amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock at a ratio within the range of [1-for-XX to 1-for-XX], such ratio to be determined in the sole discretion of the Company’s Board of Directors;

•for approval of the Company’s 2019 Employee and Consultant Stock Option and Incentive Plan;

•for approval of the Company’s 2019 Non-Employee Director Stock Option and Incentive Plan; and

•for approval, on a non-binding, advisory basis, of the compensation of our named executive officers.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

How are proxy materials delivered to households?

On or about October [__], 2019, we expect to mail to our stockholders the Notice, which will contain instructions for accessing the proxy materials, including our Proxy Statement and annual report, and voting via the Internet. The Notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We will deliver one envelope with multiple Notices to you if you share a single address with at least one other stockholder, unless we have received instructions to the contrary from you. We will promptly deliver a separate Notice to you upon your written or oral request.

We will deliver promptly to you upon your written or oral request a separate copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, Amendment No. 1 to the Company’s Annual Report on Form 10-K/A for the fiscal year ended December 31, 2018 and this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Annual Report on Form 10-K and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report on Form 10-K and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to eMagin Corporation, 700 South Drive, Suite 201, Hopewell Junction, NY 12533; Attention: Chief Financial Officer.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to our Board of Directors of the six nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

How much stock is owned by 5% stockholders, directors, and executive officers?

The following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of eMagin’s outstanding common stock, the Company’s directors, the Company’s executive officers, and the directors and executive officers as a group as of September 30, 2019, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.  Unless otherwise indicated, the mailing address of stockholders is c/o eMagin Corporation, 700 South Drive, Suite 201, Hopewell Junction, NY 12533.

Name of Beneficial Owner	Common Stock Beneficially Owned**	Percentage of Common Stock**
Beneficial owners of 5% or more of our common stock
Stillwater Holdings LLC (f/k/a Stillwater LLC)(1)	16,159,159	28.50%
AWM Investment Company(2)	11,944,524	21.47%
Ginola Limited(3)	4,980,694	9.71%
Sabby Management, LLC(4)	4,000,000	8.14%
Rainbow Gate Corporation(5)	1,720,658	3.74%
Directors and named executive officers
Paul Cronson6)	887,062	1.78%
Jill J. Wittels(7)	856,446	1.71%
Stephen Seay(8)	628,591	1.26%
Andrew G. Sculley(9)	404,727	* %
Eric Braddom(10)	58,956	*
Ellen Richstone(11)	252,932	*
Amalkumar Ghosh(12)	106,512	*
Oliver Prache(13)	106,108	*
Jeffrey P. Lucas(14)	115,927	*
Joseph Saltarelli(15)	70,089	*
All executive officers and directors as a group (consisting of 10 individuals)	3,487,349	7.63%

*         Less than 1% of the outstanding common stock

**       Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options, warrants, or preferred shares exercisable or convertible within 60 days of October [__], 2019 are deemed outstanding for computing the percentage of the person holding such option or warrant.

(1)This figure represents: (i) 8,516,826 shares of common stock owned by Stillwater Holdings LLC (f/k/a Stillwater LLC), which includes 4,250,000 shares of common stock placed with Flat Creek Fiduciary Management LLC as trustee of a trust for the benefit of minor beneficiaries of the sole member of Stillwater Holdings LLC, in which the sole member of Stillwater Holdings LLC has investment control; 2,250,000 shares of common stock held by Stillwater Trust LLC in which the sole member of Stillwater Holdings LLC has investment control; and 783,325 shares of common stock owned by Rainbow Gate Corporation of which the sole member of Stillwater Holdings LLC is the investment manager; (ii) 6,314,666 shares of common stock underlying Series B Convertible Preferred Stock which includes 937,333 shares of common stock underlying Series B Convertible Preferred Stock held by Rainbow Gate Corporation of which the sole member of Stillwater Holdings LLC is the investment manager; and (iii) 1,277,667 shares underlying common stock warrants. Mortimer D. A. Sackler exercises sole voting power with respect to the shares held in the name of Stillwater Holdings LLC as sole member, Mortimer D. A. Sackler exercises sole voting power with respect to the shares held in the name of Rainbow Gate Corporation as investment manager, Mortimer D. A. Sackler exercises sole voting power with respect to the shares held in the name of Stillwater Trust LLC as sole member and president and Mortimer D.A. Sackler has investment control with respect to the shares held in the name of Flat Creek Fiduciary Management LLC, as trustee; therefore Stillwater Holdings LLC is deemed to beneficially own the shares held by Rainbow Gate Corporation and Flat Creek Fiduciary Management LLC.  The mailing address of Stillwater Holdings LLC is c/o Frank S. Vellucci, Esq, Chadbourne & Parke LLP, 1301 Avenue of the Americas, New York, NY 10019-6022.

(2)This figure represents: (i) 5,429,524 shares of common stock owned by AWM Investment Company, which include: 689,133 shares of common stock held indirectly by Special Situations Cayman Funds, L.P.; 1,816,791 shares of common stock owned by Special Situations Fund III QP.; 438,842 shares owned by Special Situations Technology Fund L.P. and 2,485,058 shares of common stock owned by Special Situation Technology Fund II; and (ii) 6,515,000 shares underlying common stock warrants.  The mailing address of AWM Investment management is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, NY 10022.

(3)This figure represents: (i) 2,799,360 shares of common stock owned by Ginola Limited, which include: 783,325 shares of common stock held indirectly by Rainbow Gate Corporation; 78,478 shares of common stock owned by Mount Union Corp.; and 57,372 shares of common stock owned by Chelsea Trust Company Limited, as trustee (Ginola Limited disclaims beneficial ownership of the shares owned by Rainbow Gate Corporation, Mount Union Corp. and Chelsea Trust Company Limited, as trustee); and (ii) 173,333 shares underlying common stock warrants; and (iii) 2,008,000 shares of common stock underlying Series B Convertible Preferred Stock, which includes 937,333 shares of common stock underlying Series B Convertible Preferred Stock held by Rainbow Gate Corporation. Stillwater Holdings LLC (f/k/a Stillwater LLC) and Ginola Limited are beneficially owned by separate parties and therefore do not exert voting control over one another. However, the figure for Stillwater Holdings LLC includes the shares held by Rainbow Gate Corporation and the sole member of Stillwater Holdings LLC is the investment manager and sole director of Rainbow Gate Corporation that exerts voting control over such shares. Jonathan White, Philip Le Cornu and Joerg Fischer exercise shared voting power with respect to the shares held in the name of Mount Union Corp. Stuart Baker, Joerg Fischer, Christopher Mitchell, Leslie Schreyer and Jonathan White exercise shared voting power with respect to the shares held in the name of Chelsea Trust Company Limited. Jonathan White, Joerg Fischer and Philip Le Cornu are the directors of Ginola Limited and exercise shared voting power with respect to the shares held in the name of Ginola Limited.  The mailing address of Stillwater Holdings LLC is c/o Frank S. Vellucci, Esq, Chadbourne & Parke LLP, 1301 Avenue of the Americas, New York, NY 10019-6022.

(4)This figure represents: (i) 4,000,000 shares of common stock owned with shared voting power among; Sabby Volatility Warrant Master Fund, Ltd; Sabby Management, LLC; and Hal Minz.  The mailing address of Sabby Volatility Warrant Master Fund is c/o Ogier Fiduciary Services (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9007, Cayman Islands.  The mailing address of Hal Minz and Sabby Management, LLC is 10 Mountainview Road, Suite 205, Upper Saddle River, New Jersey 07458

(5)This figure represents 783,325 shares of common stock owned by Rainbow Gate Corporation and 937,333 shares of common stock underlying Series B Convertible Preferred Stock held by Rainbow Gate Corporation. Mortimer D. Sackler exercises the sole voting power with respect to the shares held in the name of Rainbow Gate Corporation.  The mailing address of Stillwater Holdings LLC is c/o Frank S. Vellucci, Esq, Chadbourne & Parke LLP, 1301 Avenue of the Americas, New York, NY 10019-6022.

(6)This figure represents 186,990 shares of common stock owned by Mr. Cronson, 532,664 shares of common stock underlying options, 7,408 shares underlying common stock warrants, and 160,000 shares of common stock underlying Series B Convertible Preferred Stock held directly and indirectly by Paul Cronson. This includes (i) 13,294 shares of common stock held indirectly by a family member of Paul Cronson; and (ii) 155,177 shares of common stock and 160,000 shares of common stock underlying Series B Convertible Preferred Stock held indirectly by Navacorp III, LLC. Mr. Cronson exercises sole voting power with respect to the shares held in the name of Navacorp III, LLC.

(7)This figure represents 18,519 shares of common stock owned by Jill Wittels, 7,408 shares underlying common stock warrants, and 837,927 shares underlying options.

(8)This figure represents 38,519 shares of common stock owned by Steve Seay, 7,408 shares underlying common stock warrants, and 590,072 shares underlying options.

(9)This figure represents 307,317 shares of common stock owned by Andrew G. Sculley, 7,408 shares underlying common stock warrants, and 90,000 shares underlying options.

(10)This figure represents 58,519 shares underlying options owned by Eric Braddom.

(11)This figure represents 18,519 shares owned by Ellen Richstone, 7,408 shares underlying common stock warrants, and 227,005 shares underlying options.

(12)This figure represents 39,104 shares of common stock owned by Amalkumar Ghosh, 7,408 shares underlying common stock warrants, and 60,000 shares underlying options.

(13)This figure represents 18,700 shares of common stock owned by Olivier Prache, 7,408 shares underlying common stock warrants and 80,000 shares underlying options.

(14)This figure represents 18,519 shares of common stock owned by Jeff Lucas, 7,408 shares underlying common stock warrants, and 90,000 shares underlying options.

(15)This figure represents 12,311 shares of common stock owned by Joseph Saltarelli, 4,444 shares underlying common stock warrants, and 53,334 shares underlying options.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board of Directors does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Biographical information about our directors is provided in “Proposal No. 1 - Proposal for the Election of Six Directors” on page 24. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years.

Our Board of Directors currently consists of six persons, all of whom have been nominated by the Company to stand for re-election.

Name	Age	Position
Eric Braddom(1)(3)	50	Director
Paul Cronson(3*)	62	Director
Ellen Richstone(1*)(2)	68	Director
Andrew G. Sculley	68	Chief Executive Officer and Director
Brig. General Stephen M. Seay, U.S. Army (Ret.) (1)(2*)(3)	73	Director
Dr. Jill J. Wittels	70	Director, Chair of the Board

(1)Audit Committee

(2)Governance & Nominating Committee

(3)Compensation Committee

*           Committee Chair

Involvement in Certain Legal Proceedings

Pursuant to an Order Instituting Cease-and-Desist Proceedings Pursuant to Section 21C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Making Findings, and Imposing a Cease-and-Desist Order and Civil Penalty dated September 10, 2014 (the “Order”), the entry to which Mr. Cronson consented, the SEC found that Mr. Cronson had violated Section 16(a) of the Exchange Act and Rule 16a-3 promulgated thereunder by virtue of having failed to timely file a Form 4 reporting transactions in our Company’s securities on numerous occasions during the calendar years 2010 through 2013. The SEC ordered Mr. Cronson to (i) cease and desist from committing or causing any future violations Section 16(a) of the Exchange Act and Rule 16a-3 promulgated thereunder, and (ii) pay a civil money penalty in the amount of $47,250. Other than the foregoing, there are currently no legal proceedings, and during the past 10 years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees.

Board meetings during fiscal 2018

During 2018, the Board of Directors held six meetings.  Mr. Braddom attended all Board meetings and all committee meetings of such committees on which he served subsequent to his appointment to the Board on October 21, 2018. Mr. Leslie Polgar, a former director resigned in October 2018 and attended all Board meetings and all committee meetings of such committees on which he served prior to his resignation.  Mr. Chris Brody, a former director resigned in June 2019 and attended all Board meetings and committee meetings of such committee on which he served prior to his resignation.

With those exceptions,  each director attended all of the meetings of the Board of Directors and the all of the meetings held by all committees on which such director served. The Board of Directors also approved certain actions by unanimous written consent. Members of the Board of Directors are invited and encouraged to attend each annual meeting of stockholders. Each member of the Board of Directors attended the annual meeting of stockholders in 2018.

Committees established by the Board

The Board of Directors has standing Audit, Compensation, and Governance and Nominating Committees. Information concerning the function of each Board committee follows.

Audit Committee

The Audit Committee is responsible for overseeing management’s implementation of effective internal accounting and financial controls, supervising matters relating to audit functions, reviewing and setting internal policies and procedures regarding audits, accounting and other financial controls, reviewing the results of our audit performed by the independent public accountants, and evaluating and selecting the independent public accountants. The Audit Committee has adopted an Audit Committee Charter, which is posted on our Corporate Governance landing page under the tab labeled “Investors” on our website at http://www.emagin.com. During 2018, members of the Audit Committee were Ellen Richstone (Chair), Leslie Polgar, Paul Cronson, and Stephen M. Seay.  Upon Mr. Polgar’s resignation, and Eric Braddom’s appointment to the Board of Directors in October 2018, Eric Braddom began serving on the Audit Committee.  During 2018, the Audit Committee held eleven meetings in person or through conference calls.  The current members of the Audit Committee are Ellen Richstone (Chair), Eric Braddom, and Stephen M. Seay.

Compensation Committee

During 2018 the members of the members Compensation Committee were Christopher Brody (Chair until June 2018), Paul Cronson (Chair, June 2018 – present), Eric Braddom, Leslie Polgar and Stephen M. Seay, all of whom are independent directors as determined by the NYSE American rules. The responsibilities and duties of the Compensation Committee consist of, but are not limited to: (1) recommending salaries and incentive compensation of executive officers; (2) reviewing compensation plans, policies and benefit programs for employees, generally; and (3) reviewing the employee stock option and benefit plans. While performing its duties, the Compensation Committee receives substantial input from the Chief Executive Officer regarding the appropriate level and type of compensation for our executives, excluding the compensation paid to the Chief Executive Officer. The Compensation Committee has determined that no risks exist rising from the Company's compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee did not retain a compensation consultant to review our policies and procedures with respect to executive compensation in 2018. The Compensation Committee has adopted a Compensation Committee Charter which is posted on our Corporate Governance landing page under the tab labeled “Investors” on our website at http://www.emagin.com.  During 2018, the Compensation Committee held four meetings in person or through conference calls. In October 2018, Mr. Polgar resigned from the Board of Directors and the Compensation Committee, and Mr. Braddom was appointed to the Compensation Committee to fill the vacancy  created by Mr. Polgar’s resignation. In June 2019, Mr. Brody resigned from the Board of Directors and the Compensation Committee, and Mr. Cronson was appointed to the Compensation Committee to fill the vacancy created by Mr. Brody’s resignation.  The current members of the Compensation Committee are Paul Cronson (Chair), Eric Braddom and Steven M Seay, all of whom are independent directors as determined by the NYSE American rules.

Compensation Committee Interlocks and Insider Participation

All members of the Compensation Committee who served during 2018 were “independent, and all current members are “independent.”  None of the members of our Compensation Committee was an employee of the Company, has ever served as an officer of the Company, or had any relationship with us requiring disclosure herein. None of our executive officers serves as either a member of the Board of Directors or the compensation committee of any other company that has any executive officers serving as a member of our Board of Directors or Compensation Committee.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for considering potential Board members, nominating directors for election to the Board, implementing the Company’s corporate governance policies, and for all other purposes outlined in the Governance and Nominating Committee Charter, which is posted on our Corporate Governance landing page under the tab labeled “Investors” on our website at http://www.emagin.com. During 2018, the following directors served on the Governance and Nominating Committee: Stephen M. Seay (Chair), Christopher Brody and Ellen Richstone and there were six meetings in person or through conference calls.  In June 2019, Mr. Brody resigned from the Board of Directors and all committees on which he served, and the current members of the Governance and Nominating Committee are Stephen M. Seay (Chair), and Ellen Richstone.

Nomination of Directors

As provided in its charter, the Governance and Nominating Committee is responsible for identifying individuals qualified to become directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources including (1) the Governance and Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chair of the Board, and (5) third parties such as service providers. In evaluating potential candidates for director, the Governance and Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•high personal and professional ethics and integrity;

•the ability to exercise sound judgment;

•the ability to make independent analytical inquiries;

•a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•the appropriate and relevant business experience and acumen.

The Governance and Nominating Committee will consider nominees recommended by stockholders if such recommendations are made in writing to the Committee and contain sufficient information for the independent directors to assess the suitability of the candidate, including the candidate’s qualifications.  This information should include a resume and other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; and the consent of each nominee to serve as a director of the Company if so elected.  The Governance and Nominating Committee does not plan to change the manner in which the Committee evaluates nominees for election as a director based on whether the nominee has been recommended by a stockholder or otherwise.  Stockholders wishing to recommend director candidates to the Board of Directors must submit their recommendation and the requested candidate information in writing to eMagin Corporation, c/o Chief Financial Officer, 700 South Drive, Suite 201, Hopewell Junction, NY 12533

The Governance and Nominating Committee does not have a formal policy relating to diversity among directors. In considering new nominees and whether to re-nominate existing members of the Board, the committee seeks to achieve a Board with strengths in its collective knowledge and a broad diversity of perspectives, skills and business and professional experience. Among other items, the committee looks for a range of experience in strategic planning, sales, finance, executive leadership, industry and similar attributes.

At least a majority of the directors on the Board of Directors must be Independent Directors as this term is defined in the rules of the NYSE American, LLC.

Board Leadership Structure and Role in Risk Oversight

The Company has separated the positions of Chair of the Board of Directors and Chief Executive Officer. Given the demanding nature of these positions, the Board of Directors believes it is appropriate to separate the positions of Chair and Chief Executive Officer. Our Chair presides over all meetings of the Board of Directors, including executive sessions of the independent directors, which are held at each Board meeting. She briefs the Chief Executive Officer on issues arising in executive sessions and communicates frequently with him on matters of importance. She has responsibility for shaping the Board of Directors’ agenda and consults with all directors to ensure that the Board agendas and Board materials provide the Board of Directors with the information needed to fulfill its responsibilities. From time to time she may also represent the Company in interactions with external stakeholders at the discretion of the Board.

The Board of Directors has determined that each of our current directors, except for Mr. Sculley, is an “independent director” as that term is defined in the listing standards of the NYSE American, LLC. The Board of Directors has also determined that each member of the Audit Committee, Compensation Committee and Governance and Nominating Committee meets the independence standards applicable to those committees prescribed by the NYSE American, LLC and the SEC. In making this decision, the Board of Directors considered all relationships between the Company and the directors. The Board of Directors determined each such relationship, and the aggregate of such relationships, to be immaterial to the applicable director’s ability to exercise independent judgment.

Our Board of Directors has overall responsibility for risk oversight. The oversight is conducted primarily through committees of the Board of Directors, as disclosed in each of the descriptions of each of the committees above and in the charters of each of the committees, but the full Board of Directors has retained responsibility for general oversight of risks.

Stockholder Communications

Stockholders requesting communication with directors can do so by writing to eMagin Corporation, c/o Chief Financial Officer, 700 South Drive, Suite 201, Hopewell Junction, NY 12533 or emailing to jlucas@emagin.com. We do not screen communications received and forward any requests directly to the named director. If no director was named in a general inquiry, the Chief Financial Officer would contact either the Chair of the Board of Directors or the chairperson of a particular committee, as appropriate. We do not provide the physical address, email address, or phone numbers of directors to outside parties without a director’s permission.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that applies to all of our directors, officers and employees including our Chief Executive Officer and Chief Financial Officer and principal accounting officer. The Code of Ethics and Business Conduct is posted on our website at http://www.emagin.com.

COMPENSATION OF DIRECTORS

The following table sets forth compensation information for our non-employee directors for the year ended December 31, 2018.

		(1)
Name	Fees earned or paid in cash ($)	Option awards ($) (1)(2)	Total ($)
Christopher Brody(3)	40,000	50,000	90,000
Paul Cronson	40,000	50,000	90,000
Eric Braddom(4)	10,000	12,500	22,500
Ellen Richstone	45,000	50,000	95,000
Stephen M. Seay	40,000	50,000	90,000
Jill J. Wittels	70,000	98,750	168,750

____________

(1)Amounts in this column represent the grant date fair value of options granted to the non-employee directors during 2018, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (referred to herein, as “FASB ASC Topic 718”). These amounts do not necessarily correspond to the actual value that may be realized by the non-employee directors. The assumptions made in valuing the options reported in this column are discussed in Note 13 to our financial statements for the year ended December 31, 2018, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(2)The table below sets forth the aggregate number of shares of our common stock underlying unexercised stock options held as of December 31, 2018  by each of the persons who served as a non-employee director during 2018:

(3)Mr. Brody resigned from the Board of Directors effective June 1, 2019.

(4)Mr. Braddom was appointed to the Board of Directors on October 21, 2018.  Amounts reported for Mr. Braddom reflect pro-rated cash fees and a stock option with a value pro-rated to reflect Mr. Braddom’s start date.

Number of Shares Underlying Options Outstanding as of December 31, 2018

Christopher Brody(1)	335,024
Paul Cronson	495,706
Eric Braddom (2)	21,299
Ellen Richstone	261,951
Stephen M. Seay	545,706
Jill J. Wittels	757,525

____________

(1)Mr. Brody resigned from the Board of Directors effective June 1, 2019.

(2)Mr. Braddom was appointed to the Board of Directors on October 21, 2018.

Fees Earned or Paid in Cash

Board Retainer. Each Non-Employee Director, except the Chair, received an annual cash retainer of $40,000 for his or her service as a member of the Board of Directors in 2018. The Audit Committee Chair received an additional annual retainer of $5,000 for her service in such role in 2018.

Meeting Fees. Members of the Board of Directors do not receive any additional fees for meeting attendance.

Option Awards

Each non-employee director, except the Chair, received equity compensation in the form of a stock option with a grant date fair value of $50,000 (pro-rated for directors who did not serve for the entire year) in 2018.

Chair of the Board

The Chair received an annual cash retainer of $70,000 and equity compensation in the form of a stock option with a grant date fair value of $98,750 in 2018.

Director Compensation for 2019 and 2020

Board compensation for 2019 remains unchanged from 2018.  On October 8, 2019 the Board approved the following compensation for non-employee directors, excluding the Chair, for the 2020 calendar year:

 -    Annual Cash Retainer of $40,000

-    Stock Option to purchase 25,000 shares

-    No meeting fees

Mr. Cronson determined to forgo his cash retainer for the 2019 and 2020 calendar years. The Chair will receive an annual cash retainer of $70,000 and a stock option to purchase 50,000 shares for the 2020 calendar year.

These changes to the equity portion of non-employee director compensation are expected to significantly reduce the Company’s dilution and burn rate for the 2020 calendar year.

The Board expects to undertake a comprehensive evaluation of the Company’s non-employee director compensation program in the spring of 2020.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and managing our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee reviewed and discussed our audited financial statements for the year ended December 31, 2018 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on PCAOB Auditing Standard No. 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018.

Respectfully submitted by the Audit Committee,

Ellen Richstone, Chair

Eric Braddom

Stephen M. Seay

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are appointed annually by our Board of Directors and hold office until their successors are elected and duly qualified unless otherwise specified in an individual’s employment agreement. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company, and their ages as of September 30, 2019 are as follows:

Name	Age	Position
Andrew G. Sculley	68	Chief Executive Officer
Jeffrey P. Lucas	59	President, Chief Financial Officer and Chief Accounting Officer
Amalkumar Ghosh	65	Senior Vice President, Research and Development
Olivier Prache	59	Senior Vice President, Product Development
Joseph Saltarelli	52	Senior Vice President, Manufacturing

Biographical information regarding our executive officers as of October 10, 2019 is set forth below:

Andrew G. Sculley became the Company’s Chief Executive Officer and President on June 1, 2008 and continues to serve as the Chief Executive Officer.  Effective October 4, 2018, Mr. Sculley resigned from his role as President.  Mr. Sculley was appointed to the Board of Directors on November 2, 2009. Mr. Sculley served as the General Manager of Kodak’s OLED systems Business Unit and Vice President of Kodak’s Display Business from 2004 to 2008. From 2003 to 2006, he served on the board of directors of SK Display, a joint venture between Sanyo and Kodak. From 1996 to 2001, Mr. Sculley served as the Manager of Operations, Chief Financial Officer and member of the board of directors of Kodak Japan Ltd., where he managed Distribution, Information Technologies, Legal, Purchasing and Finance. Previously, he held positions in strategic planning and finance in Eastman Kodak Company. Mr. Sculley holds an M.B.A. from Carnegie-Mellon University and an M.S. in physics from Cornell University. He attended Harvard University’s International Senior Management Program while an executive at Kodak.

Jeffrey P. Lucas was appointed President and Chief Financial Officer on September 30, 2018, after becoming the Company’s Chief Financial Officer on September 14, 2015. Mr. Lucas was the Chief Financial Officer and a member of the Board of Directors of Transfreight companies from 2013 to 2015. From 2010 to 2013, Mr. Lucas was the Managing Director of Neptune Advisors, LLC, a strategy consulting firm. From 2006 to 2010, he was the Chief Financial Officer of GPX International Tire Corporation. Mr. Lucas is a Certified Public Accountant and a Chartered Financial Analyst. He earned an M.B.A. from Harvard Business School and a B.A. in Economics from Tufts University.

Dr. Amalkumar Ghosh was appointed Chief Technology Officer on September 30, 2018 in addition to his capacity as Senior Vice President.  Dr Ghosh was appointed Senior Vice President of Research and Development in April 2009 after serving as Vice President of OLED Research and Development at the Company since 2005. He is responsible for new microdisplay technology development, government programs, intellectual property and manufacturing process engineering. Dr. Ghosh has more than thirty years of leading industrial research and development experience. From 2002 to 2005, he was at Eastman Kodak Company where he played a key role towards OLED display technology development. From 1995 to 2002, he was employed by the Company. His work during this period laid the foundations for OLED microdisplay technology. From 1985 to 1995, he was with IBM Corporation where he was a leader in various aspects of semiconductor and LCD display technologies. He has many publications and patents to his credit and has received numerous awards and recognitions from the Society for Information Display, including being nominated a Fellow of the Society. Dr. Ghosh was the President of the Society for Information Displays from 2014 to 2016. Currently, he is a board director for the society. Dr. Ghosh earned B.Sc. and M.Sc. degrees in physics from Poona University and a Ph.D. degree in Physics from Massachusetts Institute of Technology.

Olivier Prache was appointed Senior Vice President, Product Development in September 2012. His current responsibilities encompass managing OLED product development and product engineering. He served as Senior Vice President of Display Operations and Development from 2005 to 2012, after overseeing microdisplay product development at the Company since 1995 when he joined the Company’s predecessor, FED Corporation. He was employed by Philips-LCOS from 2002 until 2004 when he rejoined the Company. Prior to joining the Company’s predecessor in 1995, he worked for Pixtech in France and OIS Optical Imaging Systems in Troy, Michigan. He earned an M.S. degree in electronics from E.N.S.E.R.G., in Grenoble, France in 1983.

Joseph Saltarelli was appointed Senior Vice President of Manufacturing Operations for eMagin in March 2018.  Previously, he was appointed Vice President of Manufacturing Operations in September 2017.  Mr. Saltarelli’s responsibilities include managing manufacturing production operations, manufacturing engineering, equipment maintenance, procurement, and quality.  From 2015 to 2017, he was Senior Director of Manufacturing Operations for GLOBALFOUNDRIES where he managed a 300mm wafer production line in Hopewell Junction, New York.  Prior to working at GLOBALFOUNDRIES, Mr. Saltarelli worked at IBM for over 25 years where he held senior management positions in semiconductor manufacturing, thin films, and packaging with expertise in process engineering, equipment maintenance, production, and operations.  Mr. Saltarelli is a member of the Board of Directors of the Council of Industry, a not for profit organization which promotes and supports advances in manufacturing in companies throughout the New York Hudson Valley area.  Mr. Saltarelli earned a B.S. in Ceramic Engineering and Materials Science from Rutgers University in 1989 as well as an M.B.A. specializing in Technology Management in 2005.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Objectives

The objectives of our compensation program are as follows:

•Attract, hire and retain well-qualified executives.

•Reward performance that drives substantial increases in stockholder value, as evidenced through both future operating profits and increased market price of our common shares.

Compensation Setting Process

Role of Compensation Committee. The role of the Compensation Committee is to oversee the Company’s executive compensation strategy, oversee the administration of its executive compensation and its equity based compensation plans, review and approve the compensation of the Company’s Chief Executive Officer, and other executive officers and managers,  and oversee the compensation of the Company’s Board of Directors. The Compensation Committee is comprised exclusively of independent outside directors and includes members with executive level experience in other companies. In addition, the Compensation Committee compares executive compensation practices of similar companies at similar stages of development.

Role of Compensation Consultant.  The Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities. The Company engaged the Wilson Group in March 2019 to provide guidance on and perform an assessment of a strategic incentive program for senior management.  Towers Watson, a global professional services company, was previously engaged by the Compensation Committee to assist in the identification and selection of peer companies for purposes of comparing compensation practices and to provide guidance regarding the amount and types of compensation that we provide to our executives and Board of Directors, and on other compensation-related matters. In 2018, the Compensation Committee did not engage or receive services from Towers Watson or any other compensation consultant

Role of Management. In setting compensation for 2018, our Chief Executive Officer worked closely with the Compensation Committee and attended the meetings of the Compensation Committee. Our Chief Executive Officer made recommendations to the Compensation Committee regarding compensation of our executive officers other than himself. No executive officer participated directly in the final deliberations regarding his own compensation package.

Use of Comparative Market Data. The Compensation Committee approved the 2018 peer group consisting of the following 17 companies. These companies were selected as peers based on their being in a similar industry, primarily manufacturers of electronic components or electronic equipment and instruments, and of a generally similar size, based mainly on revenue.

Clearfield, Inc.	Microvision Inc.
Digital Ally Inc.	Murata Manufacturing Co. Ltd.
Inrad Optics Inc	NVE Corporation
Intricon Corporation	SPI Energy Co., Ltd.
Kopin Corporation	Supertex, Inc.
LightPath Technologies Inc.	The LGL Group, Inc.
Luna Inc.	Universal Display Corporation
LRAD Corporation
Mercury Computer Systems, Inc.
Micropac Industries Inc.

Elements of Executive Compensation

The compensation level of our executives generally reflects their level of experience and is designed to provide an incentive to positively affect our future operating performance and stockholder value.

Base Salary. Base salary is the primary fixed element in the Company’s compensation program and is intended to provide an element of certainty and security to the Company’s executive officers on an ongoing basis. Base salaries are determined based on the executive’s level of experience, specialty and responsibility. Executive base salaries are reviewed on an annual basis by the Compensation Committee. Any increases in base salary are based on an evaluation of the individual’s performance, level of responsibility and, when such information is available, the level of pay compared to the salaries paid to persons in similar positions in the Company’s peer group or as shown in survey data.

Mr. Sculley’s base salary for 2018 of $440,000 was consistent with his base salary for 2017.   Dr. Ghosh’s annual base salary of $320,000 was increased to $355,000 on September 30, 2018 upon his promotion to Chief Technology Officer.  Mr. Lucas’ base annual salary of $355,000 was increased to $400,000 upon his promotion to President on September 30, 2018.  Amounts reported in the 2018 Summary Compensation Table below reflect actual cash compensation paid and differ slightly from these rates due to the timing of payroll dates in each period, and the timing of payroll increases.

Work Status Reductions.  Effective October 14, 2019, pursuant to a work status reduction adopted by the Company (the “Work Status Reduction”), the work status of each of the Company’s named executive officers have been reduced by twenty percent (20%). The work status of certain vice presidents of the Company have also been reduced pursuant to the October 14, 2019 Work Status Reduction by either twenty percent (20%) or ten percent (10%). The Company has implemented the Work Status Reduction as a cost savings measure that is expected to result in a savings of approximately $0.1 million over the course of the remainder of fiscal year 2019. The Work Status Reduction has no effect on the hourly rate of salary applicable to the named executive officers (or the vice presidents subject to the Work Status Reduction) or the benefits provided for under such executive officers’ (or such vice presidents’) Change in Control Agreements. See “—Change in Control Agreements.”

Equity. Part of the compensation paid to our executives has historically been in the form of equity, which to date has been exclusively through stock option grants. The stock option exercise price is at least equal to the fair market value of our common stock on the date of grant. Therefore, a gain is only recognized if the value of the stock increases, which promotes a long term alignment between the interests of the Company’s executives and its stockholders. In addition, the time-based vesting features of our stock options contribute to executive retention. No equity awards were granted to our named executive officers during 2018.

Incentive Bonus. Our named executive officers are eligible to receive cash incentive awards that are tied to achieving performance metrics established by the Compensation Committee at the beginning of each year, with input from the Chief Executive Officer. Target bonuses for the named executive officers are set as a percentage of base salary. The program is funded by establishing a pool based on a percentage of annual EBITDA, which is then adjusted by an overall Company performance modifier based on Company performance to reach the final bonus pool. The program creates incentive for the named executive officers to direct their efforts toward achieving specified Company goals and individual goals. For 2018 annual cash incentive bonuses, the Compensation Committee established goals related to the Company’s financial performance and attainment of strategic milestones and approved individual goals for executives. In 2018, we fell short of reaching the Company’s financial performance goals and, accordingly, there were no bonus program or discretionary cash bonuses awarded to our named executive officers for 2018 performance.

Anti-Hedging Policy

Our insider trading policy prohibits directors and employees from engaging in short-term or speculative transactions such as trading in eMagin stock on a short-term basis, pledging eMagin stock against margin loans, purchasing eMagin stock on the margin or engaging in short sales.

Clawback Policy

Our Clawback Policy provides that the Company will seek to recover, under the direction of the Compensation Committee, any cash or equity compensation paid to an executive officer of the Company which is subject to recovery under any law, government regulation or stock exchange listing requirement, through such deductions or clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement.

Summary Compensation Table

The following table sets forth information regarding compensation paid to our named executive officers for the years indicated.

Name and principal position	Year	Salary ($)	Bonus ($)	Option awards ($)	All other compensation ($)	Total ($)
Andrew G. Sculley,	2018	440,000	-	-	-	440,000
Chief Executive Officer	2017	440,000	-	-	-	440,000
Jeffrey P. Lucas,	2018	379,250	-	-	-	379,250
President, Chief Financial Officer and Chief Accounting Officer	2017	355,000	-	-	-	355,000
Amalkumar Ghosh,	2018	328,750	-	-	-	328,750
Chief Technology Officer and Senior Vice President, Research and Development	2017	324,993	-	-	-	324,993

____________

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to the outstanding equity awards held by our named executive officers as of December 31, 2018.

Name	Number of securities underlying unexercised options (#) Exercisable		Number of securities underlying unexercised options (#) Unexercisable	Options exercise price ($)	Option expiration Date
Andrew G. Sculley	90,000	(1)	60,000	2.66	August 12, 2023
Jeffrey P. Lucas	75,000	(2)	-	2.50	September 14, 2020
	60,000	(1)	40,000	2.66	August 12, 2023
Amalkumar Ghosh	60,000	(1)	40,000	2.66	August 12, 2023

____________

(1)The shares underlying these stock options vest as follows: 20% of shares vested on the grant date of August 12, 2016 and 20% of the shares vest on each of the following four anniversaries of August 12, 2016.

(2)The shares underlying this stock option vested as follows: one third of the shares vested on September 14, 2016 and one third of the shares vested on each of the following two anniversaries of September 14, 2016.

Employment Agreements

Employment Agreement with Andrew G. Sculley

On July 1, 2016, the Company and Andrew G. Sculley, Jr. entered into an Amended and Restated Employment Agreement (the “2016 Sculley Employment Agreement”), which provides for an annual base salary of $440,000.

Pursuant to the 2016 Sculley Employment Agreement, if Mr. Sculley’s (i) employment is terminated without Cause (as defined in the 2016 Sculley Employment Agreement), (ii) employment is terminated or his position is significantly changed or salary decreased as a result of a Change of Control (as defined in the 2016 Sculley Employment Agreement) or (iii) if he terminates his employment for Good Reason (as defined in the 2016 Sculley Employment Agreement), then Mr. Sculley shall, at the Company’s sole discretion, be entitled to the lesser of (i) the total amount of his base salary that remains unpaid under the 2016 Sculley Employment Agreement, which shall be paid monthly, or (ii) monthly salary payments for 12 months, based on Mr. Sculley’s monthly rate of base salary at the date of such termination, provided, however in lieu of the aforementioned monthly payments, the Company may in its sole discretion pay such payments in a lump-sum. Pursuant to the 2016 Sculley Employment Agreement, payment by the Company of the foregoing severance amounts is contingent upon Mr. Sculley’s executing a release agreement substantially in the form attached as an exhibit to the 2016 Sculley Employment Agreement, and such release becoming effective, and only so long as Mr. Sculley does not revoke or breach the provisions of the such release or the restrictive covenants set forth in Sections 4 and 5 of the 2016 Sculley Employment Agreement.

Pursuant to the 2016 Sculley Employment Agreement, Mr. Sculley shall also be entitled to: (i) payment for accrued and unused vacation; (ii) the immediate vesting of any non-vested equity-related instruments granted pursuant to Section 2.6 of the 2016 Sculley Employment Agreement; and (iii) any bonuses which have accrued but remain unpaid prior to the date of Mr. Sculley’s termination.

The Company also agreed to amend any equity-related instruments granted to Mr. Sculley to permit the full exercise thereof following the termination of his employment without Cause, because of Disability (as defined in the 2016 Sculley Employment Agreement) or death and to amend any equity-related instruments granted to him to permit the immediate full vesting and exercise thereof at any time after termination of Mr. Sculley’s employment without Cause or because of Disability or death, to the same extent as though Mr. Sculley’s employment had not terminated. Mr. Sculley or his personal representative may accept either or both of such offers at any time before such equity-related instruments otherwise expire by giving written notice to the Company.

The term of the 2016 Sculley Employment Agreement expired on December 31, 2018. Mr. Sculley and the Company have agreed that the Company will continue to pay Mr. Sculley pursuant to the terms of the 2016 Sculley Employment Agreement until a new agreement is executed. In the interim, the Company and Mr. Sculley have entered into a Change in Control Agreement and a Strategic Bonus Agreement. See “—Change in Control Agreements” and “—Strategic Bonus Agreements” below. Mr. Sculley’s new employment agreement, when entered into, is expected to be substantially the same as the 2016 Sculley Employment Agreement.

Offer Letter with Jeffrey P. Lucas

On September 10 2015, the Company and Jeffrey P. Lucas entered into an offer letter. Mr. Lucas’s current base salary is $400,000 and he is eligible for an annual incentive bonus targeted at 20% of his base salary. In the event that Mr. Lucas’s employment is terminated by the Company for any reason other than for unsatisfactory performance or gross misconduct, he will receive severance equal to six months his salary at the time of termination, subject to his execution of a separation and release agreement, in form and substance acceptable to the Company.

Change in Control Agreements

On November 8, 2017 and April 29, 2019, respectively, we entered into change in control agreements with Amalkumar Ghosh, Jeffrey P. Lucas, and Andrew G. Sculley (each an “Executive”). On October 14,  2019, each such change in control agreement was amended and restated (such agreements, as so amended and restated, the “Change in Control Agreements”) to (i) provide that the Work Status Reduction applicable to the Executives as of October 14,  2019 would not qualify as Good Reason (as defined in the Change in Control Agreements) under the Change in Control  Agreements; and (ii) clarify that the Work Status Reduction would not reduce the benefits provided for under the Change in Control Agreements. See “—Elements of Executive Compensation —  Work Status Reductions.”

The Change in Control Agreements provide that if, within the 12-month period following a Change in Control of the Company (as defined in the Change in Control Agreements), the Executive suffers a Terminating Event (as defined below), he will be entitled to receive a lump sum cash payment in an amount equal to the Executive’s annual base salary in effect immediately prior to the Terminating Event (or the Executive’s annual base salary in effect immediately prior to the Change in Control, if higher), payable in a lump sum within 60 days of the termination date, provided that the Executive executes and does not revoke a separation agreement and release in favor of us. In addition, if the Executive was participating in our group health plan immediately prior to termination and elects COBRA health continuation, then we will pay the Executive a monthly cash payment for 12 months or the Executive’s COBRA health continuation period, whichever ends earlier, in an amount equal to the monthly employer contribution that we would have made to provide health insurance to the Executive if he had remained employed by us.

A “Terminating Event” shall be deemed to have occurred under the Change in Control Agreements if the Executive (i) is terminated by us other than for Cause (as defined in the Change in Control Agreements), death or Disability (as defined in the Change in Control Agreements) or (ii) terminates his employment with the Company for Good Reason (as defined in the Change in Control Agreements).

Mr. Ghosh’s and Mr. Lucas’ Change in Control Agreements became effective as of November 8, 2017 and Mr. Sculley’s Change in Control Agreement became effective April 29, 2019.  Each of the agreements terminate upon the earliest of (a) the termination of the Executive’s employment for any reason prior to a Change in Control, (b) the termination of the Executive’s employment with the Company after a Change in Control for any reason other than the occurrence of a Terminating Event or (c) the date which is 12 months after a Change in Control if the Executive is still employed by the Company.

The foregoing description is a summary of the Change in Control Agreements and should be read in conjunction with the full text of the form of Change in Control Agreement which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October [___], 2019 and is incorporated herein by reference.

Strategic Bonus Agreements

On April 30, 2019, we entered into strategic bonus agreements with the Executives.  On October 14,  2019, each such strategic bonus agreement was amended and restated (such agreements, as so amended and restated, the “Strategic Bonus Agreements”) to (i) provide that the Work Status Reduction applicable to the Executives as of October 14,  2019 would not qualify as Good Reason (as defined in the Strategic Bonus Agreements) under the Strategic Bonus Agreements; (ii) clarify that the Work Status Reduction would not reduce the benefits provided for under the Strategic Bonus Agreements; and (iii) to extend the expiration of the Strategic Bonus Agreements from December 31, 2019 to December 31, 2020.  See “—Elements of Executive Compensation —  Work Status Reductions.”

The Strategic Bonus Agreements provide that, in the event of a Change in Control (as defined in the Strategic Bonus Agreements), which definition requires that the parties enter into a definitive agreement with respect to the Change in Control and that the Change in Control close on or before December 31, 2020, the Executive will be entitled to receive a cash bonus equal to $200,000, if (i) the Executive remains continuously employed by us through the date that is 120 days after the closing of the Change in Control (the “Change in Control Bonus Date”) or (ii) the Executive experiences a Terminating Event (as defined below and in the Strategic Bonus Agreements) within 30 days prior to but in connection with the Change in Control or following the Change in Control but prior to the Change in Control Bonus Date, provided that, the Executive enters into and complies with a separation and release agreement in a form provided by us.  A “Terminating Event” will be deemed to have occurred under the Strategic Bonus Agreements if the Executive’s employment with us is terminated (i) by us other than for Cause (as defined in the Strategic Bonus Agreements), (ii) by the Executive for Good Reason (as defined in the Strategic Bonus Agreements), (iii) due to the Executive’s Disability (as defined in the Strategic Bonus Agreements), or (iv) due to the Executive’s death.

The foregoing description is a summary of the Strategic Bonus Agreements and should be read in conjunction with the full text of the form of Strategic Bonus Agreement which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on October [___], 2019 and is incorporated herein by reference.

Transactions with Related Persons

At the beginning of each calendar year, each member of our Board of Directors and each executive officer is required to complete an extensive questionnaire that we utilize when preparing our annual proxy statement, as well as our Annual Report on Form 10-K and other SEC filings. The purpose of the questionnaire is to obtain information from directors and executive officers to verify disclosures about them that are required to be made in these documents. Regarding related person transactions, the questionnaire serves two purposes: first, to remind each executive officer and director of their obligation to disclose any related person transactions in which they have or will have a direct or indirect material interest (or a transaction in which their family members or entities in which they hold an interest have a material interest) and in which we participate that in the aggregate exceed $120,000 ("related person transaction") that might arise in the upcoming year; and second, to ensure disclosure of any related person transaction that is currently proposed or that occurred since the beginning of the preceding year. When completing the questionnaire, each director and executive officer is required to report any such transaction, as well as any payments (including any non-cash payment) by anyone other than the Company or its subsidiaries for services performed for the Company or its subsidiaries. If a reported or proposed related person transaction is identified, the Audit Committee will review the relevant facts and circumstances, including if the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party and the extent of the related person's interest in the transaction, take into account our Code of Business Conduct, and either approve, ratify or disapprove the related person transaction. The Audit Committee will also review the material terms of any agreements or arrangements between a director and any third party relating to compensation for services performed for the Company or its subsidiaries and direct that such arrangements be disclosed in the Company's annual proxy materials or other public reports as appropriate.

At no time during 2017 or 2018, with the exception of the unsecured debt financing arrangement described below, has any executive officer, director or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serves as a trustee or in a similar capacity or has a substantial beneficial interest, been indebted to the Company or been involved in any transaction in which the amount exceeded $120,000 and such person had a direct or indirect material interest.

On March 24, 2017, the Company entered into an unsecured debt financing arrangement (the “Line Letter Agreement”) with our largest stockholder, Stillwater Trust LLC (“Stillwater”). Pursuant to the Line Letter Agreement, the Company may borrow up to $2 million for general working capital purposes and up to an additional $3 million should the Company’s primary lender not provide borrowing availability under its normal terms and conditions (the “Line”).  This agreement expired on May 23, 2017 upon the completion of a qualifying financing.

As additional consideration for the Line, the Company paid Stillwater a non-refundable origination fee of $50,000 and issued warrants to Stillwater Trust LLC to purchase up to 100,000 shares of the Company’s common stock at an exercise price of $2.25 per share, the closing market price of the Company’s common stock on the date the arrangement was executed.

Procedures for Approval of Related Party Transactions

Our Board of Directors is charged with reviewing and approving all potential related party transactions. All such related party transactions must then be reported to the extent required under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of eMagin common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2018, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF SIX DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are currently serving as directors. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the six nominees will be elected by a plurality vote, which means the six nominees receiving the most “FOR” votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. Votes that are withheld will be excluded entirely from the vote and will have no effect on the vote. Broker non-votes will also have no effect on the outcome of the election of directors.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board of Directors with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Name	Age	Position
Eric Braddom	50	Director
Paul Cronson	62	Director
Ellen Richstone	68	Director
Andrew G. Sculley	68	Director
Brig. General Stephen M. Seay, U.S. Army (Ret.)	73	Director
Jill J. Wittels	70	Director

Eric Braddom	Director since 2018

Eric Braddom has served as a director since October 2018. Mr. Braddom is currently the Vice President of Product Management, Imaging, at SRI International.  Prior to that, he was the General Manager, Augmented and Virtual Reality Solutions, at Flex Ltd.  Prior to joining Flex in 2015, he was the Vice President of Strategy within the Consumer Solutions division at TE Connectivity, formerly Tyco Electronics, where he worked with the executive team to manage and grow the $800 million consumer devices business.  Previously, Mr. Braddom spent two years at Freescale Semiconductor as Director of Global Marketing for the eReaders consumer segment and 12 years at Texas Instruments in positions of increasing responsibility, focused primarily on the Digital Light ProcessingTM display business, including starting operations in Shanghai and Taiwan. Mr. Braddom received an MBA from the University of Texas and a BS degree in Electrical Engineering from Washington University in St. Louis.  Mr. Braddom’s business and management experience in technology and manufacturing led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Paul Cronson	Director since 2003

Paul Cronson has served as a director since July of 2003. He is a founder and Managing Director of Larkspur Capital, a broker dealer that is a member of FINRA and advises companies seeking private equity or debt. He received his BA from Columbia College in 1979 and his MBA from Columbia University School of Business Administration in 1982. From 1979 to 1986, Mr. Cronson worked with several financial institutions including Laidlaw, Adams Peck in New York, as well as Samuel Montagu Co., Inc. and Chase Investment Bank Ltd in London.  Upon returning to The United States Mr. Cronson joined Peter Sharp Co., where he managed a real estate portfolio, structured financings and assisted with capital market investments. In 1992, he formed Larkspur Capital Corporation. Mr. Cronson represents the Managing Member of Georgetown Investors 1 and Georgetown Investors 2, both investment partnerships with primary holdings in real estate in New York, Chicago, Los Angeles, Washington DC and Columbus. Mr. Cronson serves as a trustee on the boards of the California Institute of the Arts (CalArts) the Park Avenue Armory, the Solomon R Guggenheim Foundation (The Guggenheim Museum in New York) and the Evelyn Sharp Foundation and is a member of the advisory board for the Rand Center for Global Risk and Security.

Ellen Richstone	Director since 2014

Ellen Richstone has served as a director since July 2014.  Ms. Richstone served as the Chief Financial Officer of several public and private companies between 1989 and 2012, including Rohr Aerospace, a Fortune 500 company. From 2002 to 2004, Ms. Richstone was the President and Chief Executive Officer of the Entrepreneurial Resources Group. From 2004 until its sale in 2007, Ms. Richstone served as the financial expert on the board of directors of American Power Conversion, an S&P 500 company. Ms. Richstone currently serves on the board of directors of Superior Industries and Orion Energy Systems.  She also sits on the board of the National Association of Corporate Directors (NACD) in New England, as well as other non-profit organizations, and became a NACD Leadership Fellow in January 2018. In April 2013, Ms. Richstone was given the first annual Distinguished Director Award from the Corporate Directors Group. Ms. Richstone graduated from Scripps College in Claremont, California and holds graduate degrees from the Fletcher School of Law and Diplomacy at Tufts University. Ms. Richstone also completed the Advanced Professional Certificate in Finance at New York University’s Graduate School of Business Administration and attended the Executive Development program at Cornell University’s Business School. Ms. Richstone holds an Executive Master’s Certification in Director Governance from the American College of Corporate Directors.  Ms. Richstone’s broad industry experience in technology and corporate governance expertise led to the conclusion that she should serve on the Board of Directors, given the Company’s business and structure.

Andrew G. Sculley	Director since 2009

Andrew G. Sculley became the Company’s Chief Executive Officer and President on June 1, 2008 and continues to serve as the Chief Executive Officer.  He was appointed to the Board of Directors on November 2, 2009. Mr. Sculley served as the General Manager of Kodak’s OLED systems Business Unit and Vice President of Kodak’s Display Business from 2004 to 2008. From 2003 to 2006, he served on the board of directors of SK Display, a joint venture between Sanyo and Kodak. From 1996 to 2001, Mr. Sculley served as the Manager of Operations, CFO and member of the board of directors of Kodak Japan Ltd., where he managed Distribution, Information Technologies, Legal, Purchasing and Finance. Previously, he held positions in strategic planning and finance in Eastman Kodak Company. Mr. Sculley holds an M.B.A. from Carnegie-Mellon University and an M.S. in physics from Cornell University. He attended Harvard University’s International Senior Management Program while an executive at Kodak. Mr. Sculley’s experience as the Company’s Chief Executive Officer and technical and business management experience at Kodak’s Display Business, SK Display and Kodak Japan Ltd., led to the conclusion that Mr. Sculley should serve on the Board of Directors, given the Company’s business and structure.

Stephen M. Seay	Director since 2006

Brigadier General Stephen M. Seay, U.S. Army (Ret.) began service as a director in January 2006. In March 2016, Brig. General Seay became Director, Leadership and Career Development Strategies, in the Department of Athletics, at the University of Central Florida (UCF).  His responsibilities include resource development, mentor, coach and adviser to student-athletes, and students, in career development opportunities in academia, government and industry, leading toward a successful career upon graduation.  Additionally in 2016, Brig. General Seay was selected to join the Proxy Board of Quantum 3D, Government Systems, Milpitas, CA.  He founded Seay Business Solutions, LLC, a Florida veteran-owned small business, in 2006, specializing in providing assistance to entrepreneurs, as well as large and small businesses, focused on high technology solutions for defense and commercial markets.  Brig. General Seay provides expertise in high technology operational and integrated modeling, simulation, training and education, including virtual and augmented reality systems, mission command, cyber operations, strategic planning, resource management/allocation/analysis, operations research and system life cycle planning, programming, execution, sustainment and life cycle system design.  He held a wide variety of command and staff positions during his over thirty-three year Army career, culminating as the Commanding General, Joint Contracting Command-Iraq/Head of Contracting Authority, Operation Iraqi Freedom (2004-2005) and Program Executive Officer, Simulation, Training and Instrumentation (PEO STRI) from 2000-2005.  He performs corporate and independent director responsibilities as a member of strategy, audit, compensation, finance, governance and executive committees.  Brig. General Seay is the senior mentor/advisor for Talon Simulations, LLC, an entrepreneurial Florida small business, UCF graduate degree program and National Science Foundation grant awardee, TiTenn, LLC, also an entrepreneurial Florida small business spinout from UCF College of Engineering and Computer Science and Walk On Nation, LLC, an entrepreneurial spinout from the UCF Department of Athletics, specializing in professional development training for high school and college student-athletes.  Brig. General Seay received his B.S. from the University of New Hampshire, where he was a three-sport student-athlete, and an M.S. from North Carolina State University.  He taught Chemistry and coached Division I lacrosse at the United States Naval Academy. Mr. Seay’s Army operational experience, coupled with his business and technical experience led to the conclusion that he should serve on the Board of Directors, given the Company’s business and structure.

Jill J. Wittels	Director since 2011

Dr. Wittels has served as a director and Chair of the Board of Directors since August 2011. She served on the Board of Directors previously from 2003 to 2006. Dr. Wittels is currently the principal in Sostenuto Strategic Advisors, in which capacity she consults on business strategy and serves as a strategy advisor.  Since October 2017, she has served as the President and COO of Route Dynamics Corp.  She served on the board of the Fermi National Accelerator Laboratory, a laboratory of the U.S. Department of Energy Office of High Energy Physics from 2013 to 2014 and also from June 1995 through June 2011. From 2001 until July 2011, Dr. Wittels was Corporate Vice President, Business and Technology Strategy of L-3 Communications. Her responsibilities at L-3 included strategies for growth, oversight of R&D, diligence support for M&A, and cross-company business development coordination. From 1979 to 2001, she held a variety of positions with BAE Systems including Vice President and General Manager, Acting President and Vice President of Engineering. She served on the board of Innovative Micro Technology, Inc. from 2002 through July 2011 and on the board of Millivision, Inc. from 2002 to 2006. Dr. Wittels holds a B.S. and a Ph.D. in Physics, both from the Massachusetts Institute of Technology. Dr. Wittels’ business management experience, her scientific knowledge, her knowledge of the Company, and her experience in developing strategy and strategic alliances led to the conclusion that she should serve on the Board of Directors, given the Company’s business and structure.

Required Vote

Directors of the Company will be elected by a plurality of the shares of the Company’s common stock and Series B Preferred Stock (on an as converted basis with the Common stock) present in person or represented by Proxy at the Annual Meeting, which means that the six nominees receiving the most “FOR” votes will be elected.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

RSM US LLP (“RSM”), our independent auditors, audited our financial statements for the 2018 fiscal year. The Audit Committee selected RSM as the independent auditors of the Company for the fiscal year ending December 31, 2019. Representatives of RSM are not expected to attend the 2019 Annual Meeting of Stockholders. RSM was first engaged by us on June 15, 2011.

During the years ended December 31, 2018 and 2017, neither the Company nor anyone acting on its behalf consulted with RSM regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Audit Fees

RSM served as eMagin’s independent auditors for the years ended December 31, 2018 and 2017. For the years ended December 31, 2018 and 2017, the fees for audit services associated with the annual audit and review of the Company’s quarterly reports on Form 10-Q totaled approximately $220,000 and $214,000, respectively.

Audit Related Fees

For the years ended December 31, 2018 and 2017, fees related to audit services related to the Company’s statutory and regulatory filings totaled approximately $33,300 and $91,500, respectively, from RSM.

Tax Fees

No fees were billed for the years ended December 31, 2018 and 2017 for professional services rendered by RSM for tax compliance, tax advice, and tax planning.

All Other Fees

All other fees billed by RSM for the year ended December 31, 2018 and 2017 were approximately $2,988 and $2,353, respectively and were primarily related to out of pocket costs incurred during provision of audit services to the Company.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s independent auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

Required Vote

Approval of this proposal requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock and Series B Preferred Stock (on an as converted basis with the common stock) present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
RATIFICATION OF APPOINTMENT OF RSM US LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2019.

PROPOSAL NO. 3

APPROVAL OF A POTENTIAL AMENDMENT TO OUR

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK AT A RATIO WITHIN THE RANGE OF [1-for-XX to 1-for-XX], SUCH RATIO TO BE DETERMINED IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS

Overview

Our Board of Directors has adopted, and is recommending that our stockholders approve, an amendment (the “Amendment”) to the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) which would effect a reverse stock split of our issued and outstanding common stock at a ratio within a range of [1-for-XX to 1-for-XX], with our Board of Directors having the discretion and authority to determine at which ratio to effect, if at all, prior to twelve months after the approval at the Annual Meeting, as determined by the Board of Directors in its sole discretion. The primary purpose of the reverse stock split is to raise the per share trading price of the Company’s common stock to broaden the Company’s investor base as many institutional investors and mutual funds have rules against purchasing a stock whose price is below a certain threshold. An increase in the Company’s share price may also enable the Company to maintain the listing of its common stock on the NYSE American.

No further action on the part of stockholders will be required to implement or abandon the reverse stock split, or to select a ratio for the reverse stock split. If the proposal is approved by stockholders and the Board of Directors determines to implement the reverse stock split, we would communicate to the public, prior to the effective date of the reverse stock split, additional details. The Board of Directors reserves its right to decline to file the Amendment if it determines, in its sole discretion, that the proposal is no longer in the best interests of the Company or its stockholders.

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of common stock outstanding immediately following the reverse stock split as that stockholder held immediately before the reverse stock split.

We are proposing that the Board of Directors have the discretion to select the reverse stock split ratio from within a range, rather than proposing that stockholders approve a specific ratio, in order to give the Board of Directors the flexibility to implement a reverse stock split at a ratio that reflects the Board of Directors’ then-current assessment of the factors described below under “Determination of Reverse Stock Split Ratio.” If the Board of Directors decides to implement a reverse stock split, the Company will file a certificate of amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware and the reverse stock split will be effective when it is filed with the Secretary of State of the State of Delaware or such later time as is chosen by the Board of Directors and set forth in the Certificate of Amendment.

The form of Certificate of Amendment to accomplish the reverse stock split is attached to this proxy statement as Appendix C. The following discussion is qualified in its entirety by the full text of the proposed Amendment, which is hereby incorporated by reference.

Purposes of the Reverse Stock Split

The Board of Directors’ primary objective in proposing the reverse stock split is to raise the per share trading price of the common stock. The Board of Directors believes that the reverse stock split will result in a higher per share trading price, which is intended to enable the Company to maintain the listing of its common stock on the NYSE American and generate greater investor interest in the Company. Our common stock traded as low as $[_________] per share and as high as $[_________] per share during the 12-month period ended October [___], 2019. The market price of our common stock has been and is expected to continue to be highly volatile. The Board of Directors believes that a potential increase in the market price of our common stock as a result of the reverse stock split may improve marketability and liquidity of our common stock and further encourage interest and trading in our common stock. It is possible that some institutional investors and investment funds may be reluctant to invest, and, in some cases, may be prohibited from investing, in lower-priced stocks and that brokerage firms may be reluctant to recommend lower-priced stocks to their clients. The reverse stock split could increase our market price to a level that would be viewed more favorably by potential investors. Further, brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. As a result, certain investors may also be dissuaded from purchasing lower-priced stock. A higher stock price after the reverse stock split may reduce this concern.

The Board of Directors also believes that stockholder approval of this proposal granting our Board of Directors  discretion to effect the reverse stock split provides our Board of Directors with maximum flexibility to react to then-current market conditions and, therefore, is in the best interests of the Company and its stockholders. Our Board of Directors’ decision as to whether and when to effect the reverse stock split will be based on a number of factors, including market conditions, general economic conditions prevailing in our industry and in the marketplace, our capitalization, existing and expected trading prices for our common stock, and the continued listing requirements of the NYSE American. Although our stockholders may approve the reverse stock split, we will not effect the reverse stock split if our Board of Directors does not deem it to be in the best interests of the Company and its stockholders.

Determination of Reverse Stock Split Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio within a range of [1-for-XX to 1-for-XX], as determined by the Board of Directors in its sole discretion. In determining the reverse stock split ratio, the Board of Directors will consider numerous factors including:

•the historical and projected performance of our common stock;

•prevailing market conditions;

•general economic and other related conditions prevailing in our industry and in the marketplace;

•the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock and our ability to continue our common stock’s listing on the NYSE American;

•our capitalization (including the number of shares of our common stock issued and outstanding);

•our funding requirements;

•the prevailing trading price for our common stock and the volume level thereof; and

•potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to implement the reverse stock split at a ratio to be determined by the Board of Directors, as opposed to a ratio fixed, is to give the Board of Directors the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interest, directly or indirectly, in the matters set forth in this proposal, except to the extent of their ownership of shares of common stock and other holdings, such as stock options or warrants.

Reservation of Right to Abandon Reverse Stock Split

We reserve the right to abandon any reverse stock split without further action by our stockholders at any time before the Amendment becomes effective pursuant to the Delaware General Corporation Law (the “Effective Time”), even if the authority to effect the amendment to the Charter is approved by our stockholders. By voting in favor of a reverse stock split, you are expressly also authorizing the Board of Directors to delay, not proceed with, or abandon the proposed reverse stock split and amendment to the Charter if the Board of Directors should decide, in its sole discretion, that such action is in the best interests of our stockholders.

Impact of the Proposed Reverse Stock Split If Implemented

Effect on Outstanding Shares. A reverse stock split would affect all issued and outstanding shares of common stock and outstanding rights to acquire common stock. We will not change the number of shares of common stock currently authorized. However, upon the effectiveness of a reverse stock split, the number of authorized shares of common stock that are not issued or outstanding would increase due to the reduction in the number of shares of common stock issued and outstanding as a result of the reverse stock split. We would reserve for issuance any authorized but unissued shares of common stock that would be made available as a result of the proposed reverse stock split.

As of October [___], 2019, there were 200,000,000 shares of common stock authorized and [49,173,773] shares of  common stock issued and outstanding. In addition, as of October [___], 2019, there were 10,000,000 shares of Series Preferred Stock authorized and 5,659 shares of Series B Convertible Preferred Stock, convertible into 7,545,333 shares of common stock, issued and outstanding.

The following table illustrates the effects of a reverse stock split at various potential ratios, without giving effect to any adjustments for fractional shares of common stock, on our outstanding shares of common stock and Series B Convertible Preferred Stock as of October [___], 2019:

	Authorized Shares of Common Stock Prior to Reverse Split	Authorized Shares of Preferred Stock Prior to Reverse Split	Issued and Outstanding Shares of Common Stock Prior to Reverse Split	Issued and Outstanding Shares of Series B Convertible Preferred Stock Prior to Reverse Split	Authorized Shares of Common Stock Following Reverse Split	Authorized Shares of Preferred Stock Following Reverse Split	Issued and Outstanding Shares of Common Stock Following Reverse Split	Issued and Outstanding Shares of Series B Convertible Preferred Stock Following Reverse Split
One-for-[__]	200,000,000	10,000,000	[49,173,773]	5,659	200,000,000	10,000,000	[_________]	5,659
One-for-[__]	200,000,000	10,000,000	[49,173,773]	5,659	200,000,000	10,000,000	[_________]	5,659
One-for-[__]	200,000,000	10,000,000	[49,173,773]	5,659	200,000,000	10,000,000	[_________]	5,659

Except for the shares of common stock issuable from (i) the exercise of outstanding options, (ii) the exercise of outstanding warrants, and (iii) the potential conversion of our Series B Convertible Preferred Stock, the Company does not have any plans, proposals, or arrangements to issue any of our authorized but unissued shares of common stock.

Our common stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed reverse stock split will not affect the registration of our common stock under the Exchange Act. If the proposed reverse stock split is implemented, we currently expect that the common stock will continue to be traded on the NYSE American under the symbol “EMAN.”

Effect on Existing Stockholders. After the effective date of the proposed reverse stock split, each stockholder will own a reduced number of shares of common stock. However, the proposed reverse stock split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company (except to the extent that the reverse stock split would result in any of the stockholders owning a fractional share as described below). Proportionate voting rights and other rights and preferences of the holders of common stock will not be affected by the proposed reverse stock split (except to the extent that the reverse stock split would result in any stockholders owning a fractional share as described below). For example, a holder of 2% of the voting power of the outstanding shares of common stock immediately prior to the reverse stock split would continue to hold approximately 2% of the voting power of the outstanding shares of common stock immediately after the reverse stock split. The number of stockholders of record also will not be affected by the proposed reverse stock split (except to the extent that the reverse stock split would result in any stockholders owning only a fractional share as described below).

Effect on Outstanding Stock Awards; Stock Plans. If the reverse stock split is implemented, the number of shares of common stock subject to outstanding options, warrants, and our Series B Convertible Preferred Stock, as well as the number of shares of restricted stock issued by the Company, and the number of shares reserved for future issuance under the Company’s 2019 Employee and Consultant Stock Option and Incentive Plan and 2019 Non-Employee Director Stock Option and Incentive Plan, will be reduced by the same ratio as the reduction in the outstanding shares. Correspondingly, the exercise price for individual outstanding options and warrants, on a per share basis, will be proportionally increased (i.e., the aggregate exercise price for all outstanding options and warrants will be unaffected, but following a reverse stock split such exercise price will apply to a reduced number of shares.

As of the record date for the Annual Meeting, there were [49,173,773] shares of common stock and 5,659 shares of Series B Convertible Preferred Stock, convertible into 7,545,333 shares of common stock, issued and outstanding. An aggregate of [_________] total shares of common stock is issuable upon exercise of outstanding options under our incentive plans, which includes [_________] shares of common stock issuable under our 2011 Incentive Stock Plan, [_________] shares of common stock issuable under our 2013 Incentive Stock Plan, and [_________] shares of common stock issuable under our 2017 Stock Option and Incentive Plan.

The per share exercise price of all outstanding option awards will be increased proportionately and the number of shares of common stock issuable upon the exercise of all outstanding option awards will be reduced proportionately. These adjustments will result in approximately the same aggregate exercise price being required to be paid for all outstanding option awards upon exercise, although the aggregate number of shares issuable upon exercise of such option awards will be reduced proportionately following the reverse stock split.

Accounting Consequences

The par value per share of our common stock will remain unchanged at $0.001 per share after the reverse stock split.

Our stated capital, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced proportionately on the effective date of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of our common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share and other per share amounts will be increased as a result of the reverse stock split because there will be fewer shares of common stock outstanding.

No Fractional Shares

The Company will not issue fractional certificates for post-reverse split shares in connection with the reverse split. In lieu of issuing fractional shares, stockholders of record who, at the Effective Time,  would otherwise be entitled to receive fractional shares will be entitled to rounding up of the fractional share to the nearest whole number.

Implementation of Reverse Stock Split; Certificate of Amendment

If our stockholders approve this proposal, and the Board of Directors elects to effect the reverse stock split, we will file the Amendment, which will provide that:

•each number shares of our common stock (to be determined in the sole discretion of the Board of Directors as described above), issued and outstanding immediately prior to the Effective Time, will be automatically combined into one validly issued, fully paid and non-assessable share of our common stock;

•no certificates representing fractional shares of our common stock will be issued in connection with the reverse stock split;

•holders of our common stock who would otherwise be entitled to receive fractional shares of our common stock will be entitled to rounding up of the fractional share to the nearest whole number; and

•each certificate that immediately prior to the Effective Time represented shares of our common stock (“Old Certificates”) will thereafter represent that number of shares of our common stock into which the shares of our common stock represented by the Old Certificate was combined, subject to the elimination of fractional share interests as described in the bullet above;

provided, however, that such text is subject to amendment to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board of Directors deems necessary and advisable to effect the reverse stock split. The Certificate of Amendment will become effective when it is filed with the Secretary of State of the State of Delaware or such later time as is set forth in the Certificate of Amendment.

Possible Disadvantages of Reverse Stock Split

Even though the Board believes that the potential advantages of the reverse stock split outweigh any disadvantages that might result, the following are some of the possible disadvantages of a reverse stock split:

•The reduced number of shares of our common stock resulting from a reverse stock split could adversely affect the liquidity of our common stock.

•A reverse stock split could result in a significant devaluation of our market capitalization and the trading price of our common stock, on an actual or an as-adjusted basis, based on the experience of other companies that have effected reverse stock splits.

•A reverse stock split may leave certain stockholders with one or more “odd lots,” which are stock holdings in amounts of less than 100 shares of our common stock. These odd lots may be more difficult to sell than shares of common stock in even multiples of 100. Additionally, any reduction in brokerage commissions resulting from the reverse stock split, as discussed above, may be offset, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling odd lots created by the reverse stock split.

•There can be no assurance that the market price per new share of our common stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of our common stock outstanding before the reverse stock split. For example, based on the closing market price of our common stock on October [___], 2019 of $[_________] per share of common stock, if the stockholders approve this proposal and the Board of Directors selects and implements a reverse stock split ratio of one-for-[_________], there can be no assurance that the post-split market price of our common stock would be $[_________] per share or greater. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split.

•While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our common stock may not necessarily improve.

•If the reverse stock split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares outstanding.

•Because the reverse stock split will not affect the number of authorized shares of common stock or preferred stock, a reverse stock split will have the effect of increasing the number of authorized but unissued shares of our common stock. The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. In addition, the effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect. Although we are not proposing the reverse stock split for this purpose, we could, subject to the Board of Directors’ fiduciary duties and applicable law, issue such additional authorized shares to purchasers who might oppose a hostile takeover bid. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of the Company through a transaction opposed by the Board of Directors.

Effect on Registered “Book-Entry” Holders of Common Stock (i.e., stockholders that are registered on the transfer agent’s books and records but do not hold certificates)

Some of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with our transfer agent.  These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post- reverse stock split shares. If a stockholder is entitled to post- reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the reverse stock split.

Effect on Beneficial Holders of Common Stock (i.e., stockholders who hold in “street name”)

Upon the effectiveness of the reverse stock split, we intend to treat shares of common stock held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares of common stock are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Certain Material U.S. Federal Income Tax Considerations

The following is a general summary of certain material U.S. federal income tax considerations relating to the reverse stock split that may be relevant to holders of our common stock.  This summary addresses only with a U.S. holder (as defined below) who holds common stock as a capital asset for U.S. federal income tax purposes.

For purposes of this summary, a “U.S. holder” means a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person.

This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, rulings and judicial decisions as of the date hereof, all of which may be change, perhaps retroactively, so as to result in U.S. federal income tax considerations different from those summarized below. This summary is general in nature and does not represent a detailed description of the U.S. federal income tax considerations to a stockholder in light of his, her or its particular circumstances. In addition, it does not represent a description of the U.S. federal income tax Considerations to a stockholder who is subject to special treatment under the U.S. federal income tax laws and does not address the tax considerations applicable to U.S. holders who may be subject to special tax rules, such as:

•partnerships;

•financial institutions;

•insurance companies;

•real estate investment trusts;

•regulated investment companies;

•grantor trusts;

•tax-exempt organizations;

•dealers or traders in securities or currencies;

•stockholders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or U.S. holders that have a functional currency other than the U.S. dollar;

•stockholders who actually or constructively own 10 percent or more of the Company’s voting stock; or

•U.S. expatriates, or

•stockholders who acquire shares of our common stock in connection with employment or other performance of services.

Moreover, this description does not address the U.S. state or local tax, any foreign tax considerations, the Medicare tax on net investment income, U.S. federal estate and gift tax, alternative minimum tax, or other U.S. federal income tax consideration or other tax consequences of the reverse stock split.

If an entity classified as a partnership for U.S. federal income tax purposes holds common stock, the tax treatment of an equity holders in such entity will generally depend on the status of such equity holder and the activities of such entity.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the reverse stock split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge.

Each stockholder should consult his, her or its own tax advisers concerning the particular U.S. federal tax consequences of the reverse stock split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences.

Tax Consequences to the Company

The reverse stock split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. If the reverse stock split qualifies as a recapitalization, then the Company will not recognize gain or loss as a result of the reverse stock split.

Tax Consequences to U.S. Holders of the Reverse Stock Split

If the reverse stock split qualifies as a recapitalization, then a U.S. holder generally will not recognize gain or loss on the reverse stock split. In general, the aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefor and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the reverse stock split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. holder whose fractional shares resulting from the reverse stock split are rounded up to the nearest whole share may recognize gain for U.S. federal income tax purposes equal to the value of the additional fractional share. The treatment of the exchange of a fractional share for a whole share in the reverse stock split is not clear. We intend to treat the issuance to a holder of a whole share in exchange for a fractional share as a non-recognition event, but there can be no assurance that the Internal Revenue Service or a court would not successfully assert otherwise.

Other Tax Considerations for U.S. Holders

The state and local tax consequences of the reverse stock split may vary significantly as to each U.S. holder depending upon the jurisdiction in which such holder resides. U.S. holders are urged to consult their own tax advisors regarding the specific tax consequences to them of the reverse stock split, including the applicable federal, state, local and foreign tax consequences, if any.

TAX MATTERS ARE COMPLICATED, AND THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT DEPEND UPON THE PARTICULAR CIRCUMSTANCES OF EACH U.S. HOLDER. ACCORDINGLY, EACH U.S. HOLDER IS ADVISED TO CONSULT THE HOLDER’S TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO THE U.S. HOLDER OF A REVERSE STOCK SPLIT.

No Dissenters’ Rights

The holders of shares of common stock will have no dissenters’ rights of appraisal under Delaware law, the Charter or the Bylaws with respect to the proposed Amendment to accomplish the reverse stock split.

Required Vote

Approval of this proposal requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock and Series B Preferred Stock (on an as converted basis with the common stock) present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”
THE POTENTIAL AMENDMENT TO THE COMPANY’S CHARTER TO EFFECT A REVERSE STOCK SPLIT OF THE COMMON STOCK AT A RATIO WITHIN THE RANGE OF [1-for-XX to 1-for-XX], SUCH RATIO TO BE DETERMINED IN THE SOLE DISCRETION OF THE BOARD OF DIRECTORS.

PROPOSAL NO. 4

APPROVAL OF EMAGIN CORPORATION 2019 Employee and Consultant STOCK OPTION AND INCENTIVE PLAN

Proposal

The Board of Directors believes that stock options and other stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On October 8, 2019, the Board of Directors adopted, subject to stockholder approval, the eMagin Corporation 2019 Employee and Consultant Stock Option and Incentive Plan (the “2019 Employee and Consultant Plan”). The 2019 Employee and Consultant Plan is designed to enhance the flexibility to grant equity awards to our officers, employees and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board of Directors and/or the Compensation Committee. A copy of the 2019 Employee and Consultant Plan is attached as Appendix A to this proxy statement and is incorporated herein by reference. If the 2019 Employee and Consultant Plan is approved by our stockholders, it will be effective as of the date of such approval, and no further grants to our employees and consultants will be made on or after such date under our 2017 Stock Option and Incentive Plan.

As of September 30, 2019, there were stock options to acquire 5,044,631 shares of common stock outstanding under our equity compensation plans, with a weighted average exercise price of $2.97 and a weighted average remaining term of four years. Other than the foregoing, no awards under our equity compensation plans were outstanding as of September 30, 2019.

Summary of Material Features of the 2019 Employee and Consultant Plan

The material features of the 2019 Employee and Consultant Plan are:

•          The maximum number of shares of common stock to be issued under the 2019 Employee and Consultant Plan is 5,000,000;

•          The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, dividend equivalent rights and cash-based awards is permitted;

•           Shares tendered or held back for taxes will not be added back to the reserved pool under the 2019 Employee and Consultant Plan. Upon the exercise of a stock appreciation right that is settled in shares of common stock, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares we reacquire on the open market will not be added to the reserved pool under the 2019 Employee and Consultant Plan;

•           Stock options and stock appreciation rights will not be repriced in any manner without stockholder approval;

•           A minimum vesting period of one year is required for all equity awards, other than a limited number of excepted awards under the 2019 Employee and Consultant Plan;

•           Any dividends and dividend equivalent rights payable with respect to any equity award are subject to the same vesting provisions as the underlying award;

•           Any material amendment to the 2019 Employee and Consultant Plan is subject to approval by our stockholders; and

•          The term of the 2019 Employee and Consultant Plan will expire on December 5, 2029.

Based solely on the closing price of our common stock as reported by the New York Stock Exchange on September 30, 2019 and the maximum number of shares that would have been available for awards as of such date under the 2019 Employee and Consultant Plan, the maximum aggregate market value of the common stock that could potentially be issued under the 2019 Employee and Consultant Plan is $1,950,000. The shares of common stock underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the 2019 Employee and Consultant Plan and the Company’s 2017 Stock Option and Incentive Plan will be added back to the shares of common stock available for issuance under the 2019 Employee and Consultant Plan. Shares tendered or held back upon exercise of a stock option or settlement of an award under the 2019 Employee and Consultant Plan to cover the exercise price or tax withholding and shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof, will not be added back to the shares of common stock available for issuance under the 2019 Employee and Consultant Plan. In addition, shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the 2019 Employee and Consultant Plan.

Rationale for Share Increase

The 2019 Employee and Consultant Plan is critical to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation. Our Compensation Committee and the Board of Directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success. The vast majority of the equity awards granted in the last three years have been made to members of the Board of Directors, with only one grant made over the last three years made to an employee. There are only 49,834 shares remaining available for issuance under the Company’s 2017 Stock Option and Incentive Plan as of September 30, 2019 and the additional shares requested under the 2019 Employee and Consultant Plan are necessary to attract, motivate and retain employees and consultants critical to the Company’s success.

Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

Burn rate

The following table sets forth information regarding historical awards granted and earned for the 2016 through 2018 period, and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average number of shares of common stock outstanding for that year, for each of the last three fiscal years.

Share Element	2018	2017	2016

Stock Options Granted	587,350	498,803	1,435,097
Total Awards Granted	587,350	498,803	1,435,097
Weighted average common shares outstanding during the fiscal year	44,429,114	33,661,727	30,172,927
Annual Burn Rate	1.3%	1.5%	4.8%
Three-Year Average Burn Rate (1)		2.5%

____________

(1)        As illustrated in the table above, our three-year average burn rate for the 2016-2018 period was 2.5%, which is below the ISS industry category burn rate threshold of [6.08%].

Our Compensation Committee determined the size of the reserved pool under the 2019 Employee and

Consultant Plan based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable. We anticipate that if the 2019 Employee and Consultant Plan is approved by our stockholders, it will be sufficient to provide equity incentives to attract, retain, and motivate employees for the next three years.

Summary of the 2019 Employee and Consultant Plan

The following description of certain features of the 2019 Employee and Consultant Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2019 Employee and Consultant Plan, which is attached hereto as Appendix A.

Administration.  The 2019 Employee and Consultant Plan will be administered by the Compensation Committee. The Compensation Committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2019 Employee and Consultant Plan. The Compensation Committee may delegate to a committee consisting of one or more officers of the Company the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not members of the committee, subject to certain limitations and guidelines.

Eligibility; Plan Limits.  All full-time and part-time officers, employees and consultants are eligible to participate in the 2019 Employee and Consultant Plan, subject to the discretion of the administrator. As of September 30, 2019, approximately 103 individuals would have been eligible to participate in the 2019 Employee and Consultant Plan had it been effective on such date, which includes five executive officers, and 98 employees who are not executive officers. There are certain limits on the number of awards that may be granted under the 2019 Employee and Consultant Plan. For example, no more than 2,500,000 shares of common stock may be granted in the form of incentive stock options.

 Minimum Vesting Period.    The minimum vesting period for each equity award granted under the 2019 Employee and Consultant Plan must be at least one year, provided that up to 5% of the shares authorized for issuance under the 2019 Employee and Consultant Plan may be utilized for unrestricted stock awards or other equity awards with a minimum vesting period of less than one year. In addition, the Compensation Committee may grant equity awards that vest within one year (i) if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within one year or (ii) if such awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the one year.

Stock Options. The 2019 Employee and Consultant Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the 2019 Employee and Consultant Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to consultants. The option exercise price of each option will be determined by the Compensation Committee. Except in the case of options granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, the exercise price of an option may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be determined by reference to the price of the shares of common stock on the New York Stock Exchange on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Compensation Committee and may not exceed ten years from the date of grant. The Compensation Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Compensation Committee in circumstances involving the grantee’s death, disability, retirement or termination of employment, or a change in control. In general, unless otherwise permitted by the Compensation Committee, no option granted under the 2019 Employee and Consultant Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Compensation Committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, non-qualified options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The Compensation Committee may award stock appreciation rights subject to such conditions and restrictions as the Compensation Committee may determine. Stock appreciation rights entitle the recipient to shares of common stock, or cash, equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Compensation Committee may award shares of common stock to participants subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividends (but dividends payable with respect to restricted stock awards shall not be paid unless and until the restricted stock vests).

Restricted Stock Units. The Compensation Committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock, or cash, subject to such conditions and restrictions as the Compensation Committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with the Company through a specified vesting period. In the Compensation Committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Compensation Committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Compensation Committee may also grant shares of common stock which are free from any restrictions under the 2019 Employee and Consultant Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards. The Compensation Committee may grant performance share awards to any participant, which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals and such other conditions as the Compensation Committee shall determine.

Dividend Equivalent Rights. The Compensation Committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The Compensation Committee may grant cash bonuses under the 2019 Employee and Consultant Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Change of Control Provisions.  In the event of a “sale event,” as defined in the 2019 Employee and Consultant Plan, awards under the 2019 Employee and Consultant Plan may be assumed, continued or substituted.  In the event that awards are not assumed, continued or substituted, except as otherwise provided by the Compensation Committee in the award agreement, upon the effective time of the sale event, all awards with time-based conditions will become vested and exercisable upon the sale event, and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Compensation Committee’s discretion or to the extent specified in the relevant award agreement. In addition, the Company may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or less than the per share cash consideration, such option or stock appreciation right shall be cancelled for no consideration). The Compensation Committee shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2019 Employee and Consultant Plan requires the Compensation Committee to make appropriate adjustments to the number of shares of common stock that are subject to the 2019 Employee and Consultant Plan, to certain limits in the 2019 Employee and Consultant Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2019 Employee and Consultant Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards.  The Compensation Committee may require that tax withholding obligations be satisfied by withholding shares of common stock to be issued pursuant to exercise or vesting.  The Compensation Committee may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2019 Employee and Consultant Plan and the Compensation Committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of the New York Stock Exchange, any amendments that materially change the terms of the 2019 Employee and Consultant Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the Compensation Committee to be required by the Code to preserve the qualified status of incentive options.

Effective Date of Plan. The 2019 Employee and Consultant Plan was approved by our Board of Directors on October 8, 2019. Awards of incentive options may be granted under the 2019 Employee and Consultant Plan until October 8, 2029. No other awards may be granted under the 2019 Employee and Consultant Plan after the date that is ten years from the date of stockholder approval.

New Plan Benefits

Because the grant of awards under the 2019 Employee and Consultant Plan is within the discretion of the Compensation Committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the 2019 Employee and Consultant Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2019 Employee and Consultant Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2018: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all current employees who are not executive officers, as a group.

	Options			Stock Awards
Name and Position	Average Exercise Price ($)		Number of Awards (#)	Dollar Value ($)(1)	Number of Awards (#)
Andrew G. Sculley, President and Chief Executive Officer	-		-	-	-
Amalkumar Ghosh, Senior Vice President, Research and Development	-		-	-	-
Jeffrey P. Lucas, Chief Financial Officer and Chief Accounting Officer	-		-	-	-
All current executive officers, as a group	$1.45	(2)	50,000	-	-
All current directors who are not executive officers, as a group	1.69	(2)	438,895		-
All current employees who are not executive officers, as a group					-

____________

(1)      The valuation of stock awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions used in calculating these values, see Note 10 to our consolidated financial statements in our annual report on Form 10-K for the fiscal year ended December 31, 2018.

(2)      Represents the weighted-average exercise price for the group.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2019 Employee and Consultant Plan. It does not describe all federal tax consequences under the 2019 Employee and Consultant Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the option price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with other awards under the 2019 Employee and Consultant Plan and the 2019 Director Plan (as defined below) in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Equity Compensation Plan Information

The following table provides information as of September 30, 2019 regarding shares of common stock that may be issued under our equity compensation plans, consisting of our Amended and Restated 2003 Stock Option Plan, our 2008 Incentive Stock Plan, our 2011 Incentive Stock Plan, our 2013 Incentive Stock Plan, and our 2017 Stock Option and Incentive Plan.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted Average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a)) (c)
Equity compensation plans approved by security holders:	4,832,468	(1)	$2.69	49,834
Total	4,832,468		$2.69	49,834

____________

(1)      Represents shares of common stock issuable upon the exercise of outstanding options.

Required Vote

Approval of this proposal requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock and Series B Preferred Stock (on an as converted basis with the common stock) present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE APPROVAL OF THE EMAGIN CORPORATION 2019 Employee and Consultant STOCK OPTION AND INCENTIVE PLAN

PROPOSAL NO. 5

APPROVAL OF EMAGIN CORPORATION 2019 Non-Employee Director STOCK OPTION AND INCENTIVE PLAN

Proposal

The Board of Directors believes that providing non-employee directors with stock options and other stock-based incentive awards assists the Company in attracting and retaining highly qualified directors. The Board of Directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

On October 8, 2019, the Board of Directors adopted, subject to stockholder approval, the eMagin Corporation 2019 Non-Employee Director Stock Option and Incentive Plan (the “2019 Director Plan”). The 2019 Director Plan is designed to enhance the flexibility to grant equity awards to our non-employee directors and to ensure that we can continue to grant equity awards to non-employee directors at levels determined to be appropriate by the Board of Directors. As of September 30, 2019, only 49,834 shares remained available for issuance under the Company’s 2017 Stock Option and Incentive Plan.  Accordingly, if the 2019 Director Plan is not approved by stockholders, the Company will not be able to continue to make equity awards to directors pursuant to the Company’s director compensation policy or otherwise.  A copy of the 2019 Director Plan is attached as Appendix B to this proxy statement and is incorporated herein by reference.

Summary of Material Features of the 2019 Director Plan

The material features of the 2019 Director Plan are:

•          The maximum number of shares of common stock to be issued under the 2019 Director Plan is 2,000,000;

•          The award of non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, dividend equivalent rights and cash-based awards is permitted;

•          Shares tendered or held back for taxes will not be added back to the reserved pool under the 2019 Director Plan. Upon the exercise of a stock appreciation right that is settled in shares of common stock, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares we reacquire on the open market will not be added to the reserved pool under the 2019 Director Plan;

•          Stock options and stock appreciation rights will not be repriced in any manner without stockholder approval;

•          The value of all awards awarded under the 2019 Director Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $500,000;

•          Awards with respect to no more than 150,000 shares may be granted under the 2019 Director Plan to any one non-employee director in any calendar year;

•          A minimum vesting period of one year is required for all equity awards, other than a limited number of excepted awards under the 2019 Director Plan;

•          Any dividends and dividend equivalent rights payable with respect to any equity award are subject to the same vesting provisions as the underlying award;

•          Any material amendment to the 2019 Director Plan is subject to approval by our stockholders; and

•          The term of the 2019 Director Plan will expire on December 5, 2029.

Our Board of Directors determined the size of the reserved pool under the 2019 Director Plan based on projected annual equity awards to non-employee directors and an assessment of the share reserve that our institutional investors and the firms that advise them would likely find acceptable. We anticipate that if the 2019 Director Plan is approved by stockholders, it will be sufficient to provide equity incentives to attract, retain, and motivate non-employee directors for the next five years.

Based solely on the closing price of our common stock as reported by the New York Stock Market on September 30, 2019 and the maximum number of shares that would have been available for awards as of such date under the 2019 Director Plan, the maximum aggregate market value of the common stock that could potentially be issued under the 2019 Plan is $780,000. The shares of common stock underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the 2019 Director Plan will be added back to the shares of common stock available for issuance under the 2019 Director Plan. Shares tendered or held back upon exercise of a stock option or settlement of an award under the 2019 Director Plan to cover the exercise price or tax withholding and shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof, will not be added back to the shares of common stock available for issuance under the 2019 Director Plan. In addition, shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the 2019 Director Plan.

Summary of the 2019 Director Plan

The following description of certain features of the 2019 Director Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2019 Director Plan, which is attached hereto as Appendix B.

Administration.  The 2019 Director Plan will be administered by the Board of Directors. The Board of Directors has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the 2019 Director Plan.

Eligibility; Plan Limits.  All non-employee directors are eligible to participate in the 2019 Director Plan, subject to the discretion of the administrator. As of September 30, 2019, five non-employee directors would have been eligible to participate in the 2019 Director Plan had it been effective on such date.

Director Compensation Limit. The 2019 Director Plan provides that the value of all awards awarded under the 2019 Director Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $500,000.  Awards with respect to no more than 150,000 shares may be granted under the 2019 Director Plan to any one non-employee director in any calendar year

Minimum Vesting Period.  The minimum vesting period for each equity award granted under the 2019 Director Plan must be at least one year, provided (1) that up to 5% of the shares authorized for issuance under the 2019 Director Plan may be utilized for unrestricted stock awards or other equity awards with a minimum vesting period of less than one year and (2) annual awards to non-employee directors that occur in connection with the Company’s annual meeting of stockholders may vest on the date of the Company’s next annual meeting of stockholders. In addition, the Board of Directors may grant equity awards that vest within one year (i) if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within one year or (ii) if such awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the one year.

Stock Options. The 2019 Director Plan permits the granting of options that do not qualify as incentive stock options under Section 422 of the Code. The option exercise price of each option will be determined by Board of Directors. Except in the case of options granted pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code, the exercise price of an option may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose will be determined by reference to the price of the shares of common stock on the New York Stock Exchange on the date of grant. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the Board of Directors and may not exceed ten years from the date of grant. The Board of Directors will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the Board of Directors in circumstances involving the grantee’s death, disability, retirement or termination of employment, or a change in control. In general, unless otherwise permitted by the Board of Directors, no option granted under the 2019 Director Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Board of Directors or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, options may be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

Stock Appreciation Rights. The Board of Directors may award stock appreciation rights subject to such conditions and restrictions as the Board of Directors may determine. Stock appreciation rights entitle the recipient to shares of common stock, or cash, equal to the value of the appreciation in the stock price over the exercise price. The exercise price is the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The Board of Directors may award shares of common stock to participants subject to such conditions and restrictions as the Board of Directors may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued service with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividends (but dividends payable with respect to restricted stock awards shall not be paid unless and until the restricted stock vests).

Restricted Stock Units. The Board of Directors may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of shares of common stock, or cash, subject to such conditions and restrictions as the Board of Directors may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued service with the Company through a specified vesting period. In the sole discretion of the Board of Directors, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the Board of Directors and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The Board of Directors may also grant shares of common stock which are free from any restrictions under the 2019 Director Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Performance Share Awards. The Board of Directors may grant performance share awards to any participant, which entitle the recipient to receive shares of common stock upon the achievement of certain performance goals and such other conditions as the Board of Directors shall determine.

Dividend Equivalent Rights. The Board of Directors may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights granted as a component of another award (other than a stock option or stock appreciation right) may be paid only if the related award becomes vested. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The Board of Directors may grant cash bonuses under the 2019 Director Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Change of Control Provisions.  In the event of a “sale event,” as defined in the 2019 Director Plan, awards under the 2019 Director Plan may be assumed, continued or substituted.  In the event that awards are not assumed, continued or substituted, except as otherwise provided by the Board of Directors in the award agreement, upon the effective time of the sale event, all awards with time-based conditions will become vested and exercisable upon the sale event, and awards with conditions and restrictions relating to the attainment of performance goals may become vested and non-forfeitable in connection with a sale event in the Board of Directors’ discretion or to the extent specified in the relevant award agreement. In addition, the Company may make or provide for payment, in cash or in kind, to participants holding options and stock appreciation rights equal to the difference between the per share cash consideration and the exercise price of the options or stock appreciation rights (provided that, in the case of an option or stock appreciation right with an exercise price equal to or less than the per share cash consideration, such option or stock appreciation right shall be cancelled for no consideration). The Board of Directors shall also have the option to make or provide for a payment, in cash or in kind, to grantees holding other awards in an amount equal to the per share cash consideration multiplied by the number of vested shares under such awards. All awards will terminate in connection with a sale event unless they are assumed by the successor entity.

Adjustments for Stock Dividends, Stock Splits, Etc. The 2019 Director Plan requires the Board of Directors to make appropriate adjustments to the number of shares of common stock that are subject to the 2019 Director Plan and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the 2019 Director Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards.  The Board of Directors may require that tax withholding obligations be satisfied by withholding shares of common stock to be issued pursuant to exercise or vesting.  The Board of Directors may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

Amendments and Termination. The Board of Directors may at any time amend or discontinue the 2019 Director Plan and the Board of Directors may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under the rules of the New York Stock Exchange, any amendments that materially change the terms of the 2019 Director Plan will be subject to approval by our stockholders.

Effective Date of Plan. The 2019 Director Plan was approved by our Board of Directors on October 8, 2019. No awards may be granted under the 2019 Employee and Consultant Plan after the date that is ten years from the date of stockholder approval.

New Plan Benefits

For calendar year 2020, non-employee director other than the Chair will receive a stock option to purchase an aggregate of 25,000 shares of common stock and the Chair will receive a stock option to purchase 50,000 shares of common stock.  In the spring of 2020, the Board of Directors intends to undertake a comprehensive evaluation of the non-employee director compensation program.

Tax Aspects Under the Code

Please see above under “Proposal No. 4 —  Approval of the eMagin Corporation 2019 Employee and Consultant Stock Option and Incentive Plan — Tax Aspects Under the Code” for a summary of the principal federal income tax consequences of certain transactions under the 2019 Director Plan.

Equity Compensation Plan Information

Please see above under “Proposal No. 4 —  Approval of the eMagin Corporation 2019 Employee and Consultant Stock Option and Incentive Plan — New Plan Benefits” for information regarding shares of common stock that may be issued under our equity compensation plans as of September 30, 2019.

Required Vote

Approval of this proposal requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock and Series B Preferred Stock (on an as converted basis with the common stock) present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 5:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE APPROVAL OF THE EMAGIN CORPORATION 2019 Non-Employee Director STOCK OPTION AND INCENTIVE PLAN

PROPOSAL NO. 6

NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF

OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding, advisory vote to approve of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named above in the Summary Compensation Table (the “named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

Please read the “Compensation Discussion and Analysis” beginning on page 17 for additional details about our executive compensation program, including information about the fiscal year 2018 compensation of our named executive officers. We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to vote for or against approval of the compensation of the named executive officers that is disclosed in this Proxy Statement by voting on following resolution (or by abstaining with respect to the resolution):

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2019 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Executive Compensation Section of this Proxy Statement, compensation tables and narrative discussion, is hereby APPROVED.”

Because your vote is advisory, it is not binding on either the Board of Directors, the Compensation Committee or the Company. Although non-binding, the Board of Directors and the Compensation Committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.

Required Vote

Approval of this proposal requires the receipt of the affirmative vote of a majority of the shares of the Company’s common stock and Series B Preferred Stock (on an as converted basis with the common stock) present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 6:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS DISCLOSED IN THIS PROXY STATEMENT.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy Statement, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of eMagin’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and Amendment No. 1 to eMagin’s Annual Report on Form 10-K/A may be obtained without charge by writing to the Chief Financial Officer, eMagin Corporation, 700 South Drive, Suite 201, Hopewell Junction, NY 12533. eMagin’s Annual Report on Form 10-K and Amendment No. 1 to eMagin’s Annual Report on Form 10-K/A can also be found on eMagin’s website: www.eMagin.com. or at http://www.cstproxy.com/emagin/2018.

Stockholders Proposals for the 2020 Annual Meeting.

Stockholder proposals intended to be presented at the Company’s 2020 annual meeting must be received by the Company no later than June [  ],  2020 (pursuant to Rule 14a-8 of the Exchange Act, 120 days before the anniversary of the date this proxy was released to stockholders) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. Proposals should be addressed to eMagin Corporation, Attn. Chief Financial Officer, 700 South Drive, Suite 201, Hopewell Junction, NY 12533.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2020 annual meeting, the federal securities laws require stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act) be given no less than 45 days in advance of the one year anniversary date of the date on which the Company first sent its proxy materials for the immediately preceding annual meeting. Accordingly, with respect to the Company’s 2020 annual meeting of stockholders, notice must be provided to eMagin Corporation, Attn. Chief Financial Officer, 700 South Drive, Suite 201, Hopewell Junction, NY 12533 no later than September[_], 2020. If a stockholder fails to provide timely notice of a proposal to be presented at the 2020 annual meeting, the chair of the meeting will declare it out of order and disregard any such matter.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the proxy card and establishment of the Internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

The Company has engaged The Proxy Advisory Group, LLC®, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $12,000 in the aggregate.

By Order of the Board of Directors,

/s/ Jill J. Wittels
Jill J. Wittels
Chair of the Board of Directors

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

_______________________________________________________________________________________________

Vote by Internet or Telephone – QUICK  EASY

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

eMAGIN CORPORATION

As a stockholder of eMagin Corporation, you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on December [__], 2019.

INTERNET/MOBILE - www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE - 1 (866) 894-0537 Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.	MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED☐

PROXY	Please mark your votes like this	☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NAMED NOMINEES AS DIRECTORS AND “FOR” PROPOSALS 2, 3, 4, 5 AND 6.

1.	Election of Directors NOMINEES: (1) Eric Braddom (2) Paul Cronson (3) Ellen Richstone (4) Andrew G. Sculley (5) Stephen Seay (6) Jill J. Wittels	FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐		To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

2.	Proposal to ratify the appointment of RSM US LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019.	FOR ☐	AGAINST ☐	ABSTAIN ☐	4.	To approve the Company’s 2019 Employee and Consultant Stock Option and Incentive Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	3 To approve a potential amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the outstanding shares of the Company’s common stock at a ratio within the range of [1-for-XX to 1-for-XX], such ratio to be determined in the sole discretion of the Company’s Board of Directors.	FOR ☐	AGAINST ☐	ABSTAIN ☐	5.	To approve the Company’s 2019 Non-Employee Director Stock Option and Incentive Plan;	FOR ☐	AGAINST ☐	ABSTAIN ☐

6.	To recommend, by non-binding vote, the approval of the compensation disclosed in the Proxy Statement of the Company’s executive officers, who are named in the Summary Compensation Table.	FOR ☐	AGAINST ☐	ABSTAIN ☐

I plan on attending the meeting☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature, if held jointly	Date	, 2019.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 5, 2019

The proxy statement, our 2018 Annual Report on Form 10-K to Stockholders and Amendment No. 1  to our 2018 Annual Report on Form 10-K/A are available at http://www.cstproxy.com/emagin/2018

☐   FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED☐

PROXY

eMAGIN CORPORATION

PROXY FOR ANNUAL MEETING TO BE HELD ON DECEMBER 5, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Andrew G. Sculley and Jeffrey P. Lucas or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint his or her substitute, to represent and to vote all the shares of the common stock or Series B Convertible Preferred Stock of eMagin Corporation (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held at the offices of Goodwin Procter LLP, 100 Northern Avenue,  Boston,  MA 02210 on Thursday, December 5, 2019, at 9:00 a.m., Eastern Time, and any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned stockholder.  If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendation.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(IMPORTANT - This Proxy must be signed and dated on the reverse side.)

Appendix A

EMAGIN CORPORATION

2019 Employee and Consultant STOCK OPTION AND INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the eMagin Corporation 2019 Employee and Consultant Stock Option and Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, and Consultants of eMagin Corporation (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and that is comprised of not less than two Non‑Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations.  If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Minimum Vesting Period” means the one-year period following the date of grant of an Award.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Affiliate.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.  ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)    Administration of Plan.  The Plan shall be administered by the Administrator.

(b)    Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)    to select the individuals to whom Awards may from time to time be granted;

(ii)    to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)    to determine the number of shares of Stock to be covered by any Award;

(iv)    to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee’s death, disability, retirement or termination of employment or a change in control (including a Sale Event);

(vi)    subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii)    at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)    Delegation of Authority to Grant Awards.  Subject to applicable law, the Administrator, in its discretion, may delegate to a committee consisting of one or more officers of the Company, including the Chief Executive Officer of the Company, all or part of the Administrator’s authority and duties with respect to the granting of Awards to individuals who are (i) not subject to the reporting and other provisions of Section 16 of the Exchange Act and (ii) members of the delegated committee.  Any such delegation by the Administrator shall include a limitation as to the amount of Stock underlying Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria.  The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)    Award Certificate.  Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award that may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)    Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(f)    Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to:  (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

(g)    Minimum Vesting Period.  The vesting period for each Award granted under the Plan must be at least equal to the Minimum Vesting Period; provided, however, notwithstanding the foregoing, (i) nothing in this Section 2(d) shall limit the Administrator’s authority to accelerate the vesting of Awards as set forth in Section 2(b)(v) above; and (ii) up to 5% of the shares of Stock authorized for issuance under the Plan may be utilized for Unrestricted Stock Awards or other Awards with a vesting period that is less than the Minimum Vesting Period (each such Award, an “Excepted Award”).  Notwithstanding the foregoing, in addition to Excepted Awards, the Administrator may grant Awards that vest (or permit previously granted Awards to vest) within the Minimum Vesting Period (i) if such Awards are granted as substitute Awards in replacement of other Awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the Minimum Vesting Period or (ii) if such Awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the Minimum Vesting Period.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)    Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 5,000,000 shares, subject to adjustment as provided in this Section 3.  For purposes of this limitation, the shares of Stock underlying any awards under the Plan and the Company’s 2017 Stock Option and Incentive Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan and, to the extent permitted under Section 422 of the Code and the regulations promulgated thereunder, the shares of Stock that may be issued as Incentive Stock Options.  Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan:  (i) shares tendered or held back upon exercise of a Stock Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof.  In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan.  Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 2,500,000  shares of Stock may be issued in the form of Incentive Stock Options.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)    Changes in Stock.  Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable.  The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c)    Mergers and Other Transactions.  In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree.  To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate.  In such case, except as may be otherwise provided in the relevant Award Certificate, all Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate.  In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable  at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee.  The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

SECTION 4.  ELIGIBILITY

Grantees under the Plan will be such employees or Consultants of the Company and its Affiliates as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to employees or Consultants who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5.  STOCK OPTIONS

(a)    Award of Stock Options.  The Administrator may grant Stock Options under the Plan.  Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.  If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)    Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.  Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(c)    Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(d)    Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date.  Subject to Section 2(b)(v), the Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)    Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

(i)    In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)    Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)    By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv)    With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(f)    Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

SECTION 6.  STOCK APPRECIATION RIGHTS

(a)    Award of Stock Appreciation Rights.  The Administrator may grant Stock Appreciation Rights under the Plan.  A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)    Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c)    Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d)    Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator.  The term of a Stock Appreciation Right may not exceed ten years.  The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7.  RESTRICTED STOCK AWARDS

(a)    Nature of Restricted Stock Awards.  The Administrator may grant Restricted Stock Awards under the Plan.  A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.  Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.

(b)    Rights as a Stockholder.  Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares.  Dividends with shall accrue, but not be paid, on Restricted Stock Awards subject to either a time-based restriction or performance-based goals until the applicable vesting provisions lapse.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)    Restrictions.  Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s employment (or other Service Relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other Service Relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)    Vesting of Restricted Shares.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8.  RESTRICTED STOCK UNITS

(a)    Nature of Restricted Stock Units.  The Administrator may grant Restricted Stock Units under the Plan.  A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant.  Conditions may be based on continuing employment (or other Service Relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.  Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock.  Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b)    Election to Receive Restricted Stock Units in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator.  Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.  Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)    Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d)    Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 9.  UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan.  An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.  CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may grant Cash-Based Awards under the Plan.  A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals.  The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine.  Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.  DIVIDEND EQUIVALENT RIGHTS

(a)    Dividend Equivalent Rights.  The Administrator may grant Dividend Equivalent Rights under the Plan.  A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee.  A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents.  Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any.  Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments.  A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)    Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the grantee’s termination of employment (or cessation of Service Relationship) with the Company and its Subsidiaries for any reason.

SECTION 12.  Transferability of Awards

(a)    Transferability.  Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)    Administrator Action.  Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee) may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.  In no event may an Award be transferred by a grantee for value.

(c)    Family Member.  For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)    Designation of Beneficiary.  To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13.  TAX WITHHOLDING

(a)    Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)    Payment in Stock.  The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment.    For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.  The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to an Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 14.  Section 409A awards

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A.  To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15.  TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)    Termination of Service Relationship  If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

(b)    For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(i)    a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or

(ii)    an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16.  AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.  Except as provided in Section 3(b) or 3(c), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards.  To the extent required under the rules of any securities exchange or market system on which the Stock is listed or to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by Company stockholders.  Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(b) or 3(c).

SECTION 17.  STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18.  GENERAL PROVISIONS

(a)    No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)    Issuance of Stock.  To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)    Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)    Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Affiliate.

(e)    Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)    Clawback Policy.  Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 19.  EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules.  No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the Plan is approved by the Board.

SECTION 20.  GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles

DATE APPROVED BY BOARD OF DIRECTORS:

DATE APPROVED BY STOCKHOLDERS:

Appendix B

EMAGIN CORPORATION

2019 Non-Employee Director STOCK OPTION AND INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the eMagin Corporation 2019 Non-Employee Director Stock Option and Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the Non-Employee Directors eMagin Corporation (the “Company”) and its Affiliates upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee and that is comprised of not less than two Non‑Employee Directors who are independent.

“Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

“Dividend Equivalent Right” means an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the grantee.

“Effective Date” means the date on which the Plan becomes effective as set forth in Section 19.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to market quotations.  If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Minimum Vesting Period” means the one-year period following the date of grant of an Award.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Affiliate.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Shares” means the shares of Stock underlying a Restricted Stock Award that remain subject to a risk of forfeiture or the Company’s right of repurchase.

“Restricted Stock Award” means an Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of stock units subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group thereof acting in concert, or (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Service Relationship” means any relationship as an employee, director or Consultant of the Company or any Affiliate (e.g., a Service Relationship shall be deemed to continue without interruption in the event an individual’s status changes from full-time employee to part-time employee or Consultant).

“Stock” means the Common Stock, par value $0.001 per share, of the Company, subject to adjustments pursuant to Section 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

SECTION 2.  ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)    Administration of Plan.  The Plan shall be administered by the Administrator.

(b)    Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)    to select the individuals to whom Awards may from time to time be granted;

(ii)    to determine the time or times of grant, and the extent, if any, of Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards, Cash-Based Awards, and Dividend Equivalent Rights, or any combination of the foregoing, granted to any one or more grantees;

(iii)    to determine the number of shares of Stock to be covered by any Award;

(iv)    to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)    to accelerate at any time the exercisability or vesting of all or any portion of any Award in circumstances involving the grantee’s death, disability, retirement or termination of service or a change in control (including a Sale Event);

(vi)    subject to the provisions of Section 5(c), to extend at any time the period in which Stock Options may be exercised; and

(vii)    at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)    Award Certificate.  Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award that may include, without limitation, the term of an Award and the provisions applicable in the event service terminates.

(d)    Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s articles or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

(e)    Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to:  (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

(f)    Minimum Vesting Period.  The vesting period for each Award granted under the Plan must be at least equal to the Minimum Vesting Period; provided, however, notwithstanding the foregoing, (i) nothing in this Section 2(f) shall limit the Administrator’s authority to accelerate the vesting of Awards as set forth in Section 2(b)(v) above; (ii) up to 5% of the shares of Stock authorized for issuance under the Plan may be utilized for Unrestricted Stock Awards or other Awards with a vesting period that is less than the Minimum Vesting Period; and (iii) annual Awards to Non-Employee Directors that occur in connection with the Company’s annual meeting of stockholders may vest on the date of the Company’s next annual meeting of stockholders (each such Award, an “Excepted Award”).  Notwithstanding the foregoing, in addition to Excepted Awards, the Administrator may grant Awards that vest (or permit previously granted Awards to vest) within the Minimum Vesting Period (i) if such Awards are granted as substitute Awards in replacement of other Awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within the Minimum Vesting Period or (ii) if such Awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the Minimum Vesting Period.

SECTION 3.  STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)    Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 2,000,000 shares, subject to adjustment as provided in this Section 3.  For purposes of this limitation, the shares of Stock underlying any awards under the Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan.  Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan:  (i) shares tendered or held back upon exercise of a Stock Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof.  In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)    Maximum Awards to Non-Employee Directors.  Notwithstanding anything to the contrary in this Plan, the value of all Awards awarded under this Plan and all other cash compensation paid by the Company to any Non-Employee Director in any calendar year shall not exceed $500,000.  For the purpose of this limitation, the value of any Award shall be its grant date fair value, as determined in accordance with ASC 718 or successor provision but excluding the impact of estimated forfeitures related to service-based vesting provisions.  Awards with respect to no more than 150,000 shares of Stock may be granted under the Plan to any one individual Non-Employee Director during any one calendar year period.

(c)    Changes in Stock.  Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iii) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (iv) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of shares subject to Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable.  The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(d)    Mergers and Other Transactions.  In the case of and subject to the consummation of a Sale Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree.  To the extent the parties to such Sale Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate.  In such case, except as may be otherwise provided in the relevant Award Certificate, all Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of the Sale Event, and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with a Sale Event in the Administrator’s discretion or to the extent specified in the relevant Award Certificate.  In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable  at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights (to the extent then exercisable) held by such grantee.  The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the grantees holding other Awards in an amount equal to the Sale Price multiplied by the number of vested shares of Stock under such Awards.

SECTION 4.  ELIGIBILITY

Grantees under the Plan will be such Non-Employee Directors of the Company as are selected from time to time by the Administrator in its sole discretion; provided that Awards may not be granted to Non-Employee Directors who are providing services only to any “parent” of the Company, as such term is defined in Rule 405 of the Act, unless (i) the stock underlying the Awards is treated as “service recipient stock” under Section 409A or (ii) the Company has determined that such Awards are exempt from or otherwise comply with Section 409A.

SECTION 5.  STOCK OPTIONS

(a)    Award of Stock Options.  The Administrator may grant Stock Options under the Plan.  Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

All Stock Options granted under the Plan shall be Non-Qualified Stock Options.

Stock Options granted pursuant to this Section 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.  If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(b)    Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  Notwithstanding the foregoing, Stock Options may be granted with an exercise price per share that is less than 100 percent of the Fair Market Value on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(c)    Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.

(d)    Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date.  Subject to Section 2(b)(v), the Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(e)    Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods except to the extent otherwise provided in the Option Award Certificate:

(i)    In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)    Through the delivery (or attestation to the ownership following such procedures as the Company may prescribe) of shares of Stock that are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iii)    By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Company shall prescribe as a condition of such payment procedure; or

(iv)    By a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.

Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

SECTION 6.  STOCK APPRECIATION RIGHTS

(a)    Award of Stock Appreciation Rights.  The Administrator may grant Stock Appreciation Rights under the Plan.  A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock (or cash, to the extent explicitly provided for in the applicable Award Certificate) having a value equal to the excess of the Fair Market Value of a share of Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b)    Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(c)    Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to Section 5 of the Plan.

(d)    Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined on the date of grant by the Administrator.  The term of a Stock Appreciation Right may not exceed ten years.  The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

SECTION 7.  RESTRICTED STOCK AWARDS

(a)    Nature of Restricted Stock Awards.  The Administrator may grant Restricted Stock Awards under the Plan.  A Restricted Stock Award is any Award of Restricted Shares subject to such restrictions and conditions as the Administrator may determine at the time of grant.  Conditions may be based on continuing Service Relationship and/or achievement of pre-established performance goals and objectives.

(b)    Rights as a Stockholder.  Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Shares.  Dividends with shall accrue, but not be paid, on Restricted Stock Awards subject to either a time-based restriction or performance-based goals until the applicable vesting provisions lapse.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Shares shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Shares are vested as provided in Section 7(d) below, and (ii) certificated Restricted Shares shall remain in the possession of the Company until such Restricted Shares are vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

(c)    Restrictions.  Restricted Shares may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, if a grantee’s Service Relationship with the Company and its Subsidiaries terminates for any reason, any Restricted Shares that have not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of the grantee’s Service Relationship, and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of Restricted Shares that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)    Vesting of Restricted Shares.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Shares and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Shares and shall be deemed “vested.”

SECTION 8.  RESTRICTED STOCK UNITS

(a)    Nature of Restricted Stock Units.  The Administrator may grant Restricted Stock Units under the Plan.  A Restricted Stock Unit is an Award of stock units that may be settled in shares of Stock (or cash, to the extent explicitly provided for in the Award Certificate) upon the satisfaction of such restrictions and conditions at the time of grant.  Conditions may be based on continuing Service Relationship and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.  Except in the case of Restricted Stock Units with a deferred settlement date that complies with Section 409A, at the end of the vesting period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock.  Restricted Stock Units with deferred settlement dates are subject to Section 409A and shall contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order to comply with the requirements of Section 409A.

(b)    Election to Receive Restricted Stock Units in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator.  Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.  Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the Award Certificate.

(c)    Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to the provisions of Section 11 and such terms and conditions as the Administrator may determine.

(d)    Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the cessation of the grantee’s Service Relationship with the Company and its Subsidiaries for any reason.

SECTION 9.  UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan.  An Unrestricted Stock Award is an Award pursuant to which the grantee may receive shares of Stock free of any restrictions under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.  CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may grant Cash-Based Awards under the Plan.  A Cash-Based Award is an Award that entitles the grantee to a payment in cash upon the attainment of specified performance goals.  The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine.  Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash.

SECTION 11.  DIVIDEND EQUIVALENT RIGHTS

(a)    Dividend Equivalent Rights.  The Administrator may grant Dividend Equivalent Rights under the Plan.  A Dividend Equivalent Right is an Award entitling the grantee to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other Award to which it relates) if such shares had been issued to the grantee.  A Dividend Equivalent Right may be granted hereunder to any grantee as a component of an award of Restricted Stock Units or as a freestanding award.  The terms and conditions of Dividend Equivalent Rights shall be specified in the Award Certificate.  Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents.  Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any.  Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments.  A Dividend Equivalent Right granted as a component of an Award of Restricted Stock Units shall provide that such Dividend Equivalent Right shall be settled only upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award.

(b)    Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to Section 16 below, in writing after the Award is issued, a grantee’s rights in all Dividend Equivalent Rights shall automatically terminate upon the cessation of the grantee’s Service Relationship with the Company and its Subsidiaries for any reason.

SECTION 12.  Transferability of Awards

(a)    Transferability.  Except as provided in Section 12(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)    Administrator Action.  Notwithstanding Section 12(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee  may transfer his or her Non-Qualified Stock Options to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.  In no event may an Award be transferred by a grantee for value.

(c)    Family Member.  For purposes of Section 12(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)    Designation of Beneficiary.  To the extent permitted by the Company, each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 13.  TAX WITHHOLDING

(a)    Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.  The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)    Payment in Stock.  The Administrator may require the Company’s tax withholding obligation to be satisfied, in whole or in part, by the Company withholding from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment.    For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.  The Administrator may also require the Company’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares of Stock issued pursuant to an Award are immediately sold and proceeds from such sale are remitted to the Company in an amount that would satisfy the withholding amount due.

SECTION 14.  Section 409A awards

Awards are intended to be exempt from Section 409A to the greatest extent possible and to otherwise comply with Section 409A.  To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any 409A Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 15.  TERMINATION OF SERVICE RELATIONSHIP, TRANSFER, LEAVE OF ABSENCE, ETC.

(a)    Termination of Service Relationship  If the grantee’s Service Relationship is with an Affiliate and such Affiliate ceases to be an Affiliate, the grantee shall be deemed to have terminated his or her Service Relationship for purposes of the Plan.

(b)    For purposes of the Plan, the following events shall not be deemed a termination of a Service Relationship:

(i)    a transfer to the service of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or

(ii)    an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 16.  AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.  Except as provided in Section 3(c) or 3(d), without prior stockholder approval, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants or cancellation of Stock Options or Stock Appreciation Rights in exchange for cash or other Awards.  Nothing in this Section 16 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(c) or 3(d).

SECTION 17.  STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

SECTION 18.  GENERAL PROVISIONS

(a)    No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)    Issuance of Stock.  To the extent certificated, stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any evidence of book entry or certificates evidencing shares of Stock pursuant to the exercise or settlement of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  Any Stock issued pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate or notations on any book entry to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)    Stockholder Rights.  Until Stock is deemed delivered in accordance with Section 18(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)    Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Affiliate.

(e)    Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)    Clawback Policy.  Awards under the Plan shall be subject to the Company’s clawback policy, as in effect from time to time.

SECTION 19.  EFFECTIVE DATE OF PLAN

This Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation, and applicable stock exchange rules.  No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the Effective Date.

SECTION 20.  GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles

DATE APPROVED BY BOARD OF DIRECTORS:

DATE APPROVED BY STOCKHOLDERS:

Appendix C

Certificate of Amendment
Of
Amended and Restated Certificate of Incorporation
Of
eMagin Corporation

eMagin Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

(1)    The name of the Corporation is eMagin Corporation.

(2)    The Amended and Restated Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 13, 2006 and subsequently amended by Certificates of Amendment filed with the Secretary of State of the State of Delaware on December 7, 2010 and December 21, 2016.

(3)    Pursuant to and in accordance with Section 242 of the General Corporation Law of the State of Delaware, this Certificate of Amendment hereby further amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation as follows:

a.    The first paragraph of Article is hereby amended and restated to read in its entirety as follows:

1

FOUR: Capital Stock. The total authorized capital stock of the Corporation shall be 210,000,000 shares consisting of 200,000,000 shares of Common Stock, par value $0.001 per share and 10,000,000 shares of Series Preferred Stock, par value $0.001 per share. Upon the filing and effectiveness (the “Effective Time”) of this Amended and Restated Certificate of Incorporation with the Delaware Secretary of State, every [_________] issued and outstanding shares of Common Stock shall without further action by this Corporation or the holder thereof be combined into and automatically become one share of Common Stock. The number of authorized shares of Common Stock of the Corporation and the par value of the Common Stock shall remain as set forth in this Certificate of Incorporation, as amended. No fractional share shall be issued in connection with the foregoing combination. All fractional shares shall be rounded up to the nearest whole number of shares. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. The capital of the Corporation will not be reduced under or by reason of any amendment herein certified.

(4)    This Certificate of Amendment to the Amended and Restated Certificate of Incorporation was duly proposed and adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and the affirmative vote of the holders of a majority of the Corporation’s outstanding stock entitled to vote thereon.

(5)    This Certificate of Amendment to the Amended and Restated Certificate of Incorporation shall be effective on and as of the date of filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, this Certificate of Amendment to the Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of this Corporation on this ___ day of ________, 20__.

By:
Andrew G. Sculley Jr.
Chief Executive Officer

C-16